PROSPECTUS

January 31, 2013

As Amended and Restated March 4, 2013 and April 1, 2013

Ziegler Strategic Income Fund

Investor Class (Nasdaq Symbol: ZLSCX)

Institutional Class (Nasdaq Symbol: ZLSIX)

The Ziegler Strategic Income Fund (the “Strategic Income Fund”) is an income fund seeking to provide high current income and capital appreciation by investing in U.S. and foreign debt securities, both investment and non-investment grade credit quality. This means that the Strategic Income Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade debt securities (sometimes referred to as junk bonds). The Strategic Income Fund currently offers two Classes of shares. The Classes differ only in their ongoing fees and investment eligibility requirements.

The debt securities in which the Strategic Income Fund invests consist of corporate bonds and debentures, securities of real estate investment trusts that invest principally in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s investment adviser believes have debt-like characteristics. To achieve its objective, the Strategic Income Fund engages in short-term trading strategies, and may invest in derivatives without limitation, subject to the Strategic Income Fund’s principal investment strategy. Derivatives involve special risks and may result in losses to the Strategic Income Fund. In view of this, the Strategic Income Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

This Prospectus was amended and restated to reflect the fact that effective as of April 1, 2013, Stephen K. Bossu has ceased to be an active portfolio manager for the Strategic Income Fund, and it does not modify or update the other disclosure contained in the original Prospectus dated January 31, 2013 (as it was amended and restated on March 4, 2013). Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Strategic Income Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

	TABLE OF CONTENTS
	Summary Section	2
Ziegler Capital Management	Investment Objective and Investment Strategies	12
Investment Trust	Disclosure of Portfolio Holdings	15
20 North Clark Street	Management of the Strategic Income Fund	16
34th Floor	The Strategic Income Fund’s Share Price	17
Chicago, Illinois 60602-4109	Purchasing Shares	18
Toll Free: 877-568-7633	Redeeming Shares	22
Local: (312) 368-1442	Dividends, Distributions and Taxes	26
	Index Descriptions	27
	Financial Highlights	28
	Share Purchase Application	n/a

SUMMARY SECTION

Investment Objective

The Strategic Income Fund seeks to provide high current income and capital appreciation. This means that the Strategic Income Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade securities (sometimes referred to as junk bonds).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold Investor Class or Institutional Class shares of the Strategic Income Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class

Maximum Sales Charge (Load)
Imposed on Purchases (as a
Percentage of Offering Price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses (1)
Service Fees	None	0.15%
Dividends and Interest on Short Sales (2)	0.27%	0.27%
All Remaining Other Expenses	1.90%	1.90%
Acquired Fund Fees and Expenses (3)	0.10%	0.10%
Total Annual Fund Operating Expenses	3.17%	3.07%
Expense Reimbursement (4)	1.70%	1.75%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.47%	1.32%

 __________

(1) Other expenses for Institutional Class shares are based on estimated expenses for the current fiscal year.

(2) The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense. These expenses are not fees charged to shareholders but are similar to finance charges incurred in borrowing transactions. The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs).

(3) “Acquired Fund Fees and Expenses” are those expenses incurred indirectly by the Fund as a result of acquiring investments in shares of one or more other investment companies. Total Annual Fund Operating Expenses may not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4) Pursuant to a contractual fee waiver and reimbursement agreement, the investment adviser will reimburse the Strategic Income Fund for Expenses related to the Investor Class Shares in excess of 1.10% and Institutional Class shares in excess of 0.95%, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and dividend expense relating to short sales, borrowing costs, extraordinary expenses and brokers’ commissions and other charges relating to the purchase and sale of the Strategic Income Fund’s portfolio securities. To the extent any such excluded expenses were incurred, the Strategic Income Fund would incur total annual fund operating expenses after expense reimbursement greater than the applicable expense limitation. The Strategic Income Fund’s investment adviser (without the approval of the Board of Trustees) is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to three years following the fiscal year in which the adviser reduced its compensation and/or assumed expenses for the Strategic Income Fund, provided that the total operating expenses of the Strategic Income Fund, including the recoupment, do not exceed the established cap on expenses for that year. During the first year, only the Board of Trustees may terminate the agreement. The agreement will not be terminated prior to January 31, 2014.

Example

 This Example is intended to help you compare the cost of investing in the Strategic Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Strategic Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Strategic Income Fund’s operating expenses remain the same (except that the example reflects the expense reimbursement for the one-year period and the first year of the remaining periods). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$150	$818	$1,511	$3,358
Institutional Class	$134	$783	$1,458	$3,260

Portfolio Turnover

The Strategic Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Strategic Income Fund’s performance. During the period January 31, 2012 (commencement of operations) through September 30, 2012, the Strategic Income Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus borrowings for investment purposes) will be invested in U.S. and foreign debt securities consisting of corporate bonds and debentures, securities of real estate investment trusts that invest principally in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s investment adviser believes have debt-like characteristics, both investment and non-investment grade credit quality. The Strategic Income Fund is not limited with respect to its portfolio maturity or duration. The Strategic Income Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features. Terms that vary from security to security are optional and mandatory prepayment provisions, fixed, variable, semi-variable and resettable interest rates and conversion options, as well as various combinations of these terms.

The Strategic Income Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade. Non-investment grade debt securities acquired by the Strategic Income Fund will principally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Strategic Income Fund’s investment adviser to be of similar quality. Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

To achieve its investment objective, the Strategic Income Fund engages in short-term trading strategies, and may, without limitation, engage in short sales and invest in derivatives. The principal short-term trading strategies are identified below. When the Strategic Income Fund sells a security short, the Strategic Income Fund borrows the security from a lender and then sells the security in the general market. The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by the Strategic Income Fund or any Strategic Income Fund service provider but are similar to finance charges incurred by the Strategic Income Fund in borrowing transactions. The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).

Convertible Arbitrage. This strategy involves the Strategic Income Fund purchasing a convertible bond and selling short the underlying common stock. This strategy seeks to principally profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock. This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the conversion feature of the convertible bond.

Relative Value Arbitrage. This strategy attempts to take advantage of relative pricing discrepancies between related fixed income and/or equity securities. For example, the Strategic Income Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Strategic Income Fund purchasing a security of an issuer and selling short a comparable security of another issuer in the same industry. In this example the trade could be profitable if changing conditions in an industry affected the issuers differently.

Fixed Income Arbitrage. This strategy attempts to take advantage of a flattening or steepening of the yield curve. An example could involve the Strategic Income Fund buying a two year Treasury security and selling short a ten year Treasury security.

Merger Arbitrage. The most common merger arbitrage activity, and the approach the Strategic Income Fund principally uses, involves purchasing debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Strategic Income Fund’s investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Directional Investment Strategies. The Strategic Income Fund may take “outright” directional (long or short) market positions. Directional strategies seek to exploit broad market trends in interest rates, commodity prices or debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities. These strategies are: (1) Long/Short: a strategy that seeks to invest in securities an investment adviser believes to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an index or the securities of a company that the adviser believes is overvalued relative to normalized business and industry fundamentals or to the expected growth that the adviser believes the company will achieve, by using short sales or options, financial futures and options on futures to hedge risk. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks. (2) Long-Only: a strategy that seeks to invest in securities that are believed to have appreciation potential. This strategy may concentrate in certain markets, industries or geographical areas. This strategy is principally managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis, which means that rather than focusing principally on the performance of the securities compared to a benchmark, the investment adviser focuses on those securities that the adviser believes are undervalued and offer high growth opportunities. (3) Short-Only: a strategy that seeks to identify securities that are expected to depreciate in value. In a short sale, the Strategic Income Fund borrows a security from a broker, and then sells it. If the value of the security goes down, the Strategic Income Fund can buy it back in the market and return it to the broker, making a profit. The determination to utilize these strategies frequently results from opportunities identified in the course of implementing the investment adviser’s core arbitrage and relative value strategies, as a result of which the investment adviser may identify certain securities which it believes to be materially overpriced or underpriced.

Opportunistic Investing. In the course of researching and implementing the Strategic Income Fund’s investment strategies, the investment adviser may identify unrelated trading or investment opportunities which the investment adviser believes have both good profit potential and a risk/reward profile consistent with the Strategic Income Fund’s investment objectives. The investment adviser will attempt to exploit these opportunities.

The Strategic Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps). The Strategic Income Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Strategic Income Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

Investment decisions are based on fundamental market factors like yield and credit quality differences among bonds, as well as demand and supply trends. Investment decisions are also based on technical factors like price momentum, market sentiment, and supply or demand imbalances. The Strategic Income Fund sells holdings for a variety of reasons (for example, to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure).

The Strategic Income Fund is intended for investors who seek high current income and can accept the risks involved with its investments, and who can accept the fact that there will be principal fluctuation.

Principal Investment Risks

Investors in the Strategic Income Fund may lose money. There are risks associated with the types of securities in which the Strategic Income Fund invests. These risks are:

•	Interest Rate Risk:

Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the Strategic Income Fund’s share price. The longer the Strategic Income Fund’s effective maturity and duration, the more its share price is likely to react to interest rates. Additionally some of the trading strategies employed by the Strategic Income Fund attempt to take advantage of changes in the shape, or shifts, of the yield curve. The investment adviser may be incorrect in its assessment of projected changes in the yield curve.

•	Call Risk:

Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the Strategic Income Fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Credit Risk:

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause a bond’s price to fall, potentially lowering the Strategic Income Fund’s share price. The Strategic Income Fund, in addition to investing in investment grade bonds, may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default. The prices of high yield bonds are more sensitive to changing economic conditions and can fall dramatically in response to negative news about the issuer or its industry, or the economy in general.

•	Real Estate Investment Trust Risk:

When the Strategic Income Fund invests in real estate investment trusts, it is subject to risks principally associated with investing in real estate: (1) possible declines in the value of real estate, (2) adverse general and local economic conditions, (3) possible lack of availability of mortgage funds, (4) changes in interest rates, and (5) environmental problems. In addition, real estate investment trusts are subject to other risks related specifically to their structure and focus: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) duplicative fees; and (i) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

•	Preferred Securities Risk:

In addition to credit risk, investments in preferred securities carry the following risks:

Deferral Risk. Traditional preferred securities contain provisions that sometimes allow an issuer to skip (in the case of “noncumulative” preferred securities) or defer (in the case of “cumulative” preferred securities) dividend payments. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. If the Strategic Income Fund owns a preferred security that is deferring its distributions, the Strategic Income Fund may be required to report income for tax purposes while it is not receiving any income.

Redemption Risk. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of redemption, the Strategic Income Fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a specified time period, which varies by issue.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

•	Volatility Risk:

In the past year, the market for these loans, as well as other debt securities, has experienced significant volatility, and prices for fixed income securities, while normally relatively stable, have experienced a higher than normal degree of volatility due to perceived credit risk and resultant sharp decrease in liquidity.

•	Directional Strategies Risk:

Directional strategies usually use long and short positions which entail prediction on the direction into which the overall market is going to move. Directional strategies may utilize leverage and hedging. Risk of loss may be significant if the investment adviser’s judgment is incorrect as to the direction, timing or extent of expected market moves.

•	Opportunistic Strategy Risk:

An opportunistic strategy is susceptible to the risk that the investment adviser’s determinations of opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

•	Manager Risk:

How the investment adviser manages the Strategic Income Fund will affect the Strategic Income Fund’s performance. The Strategic Income Fund may lose money if the investment adviser’s investment strategy does not achieve the Strategic Income Fund’s objective or the investment adviser does not implement the strategy properly.

•	Market Risk:

The securities in which the Strategic Income Fund invests may decline significantly in price over short or extended periods of time. Price changes may occur in the relevant markets as a whole, or they may occur in only a particular company, industry or sector of the relevant market. Some of the trading strategies employed by the Strategic Income Fund involve attempting to take advantage of relative pricing discrepancies between related securities. The investment adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the investment adviser.

•	Liquidity Risk:

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Strategic Income Fund’s share price may fall dramatically. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•	Market Sector Risk:

The Strategic Income Fund’s overall risk level will depend on the market sectors in which the Strategic Income Fund is invested and the current interest rate, liquidity and credit quality of such sectors. The Strategic Income Fund may overweight or underweight companies, industries or market sectors, which may cause the Strategic Income Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Credit Default Swaps Risk:

A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Strategic Income Fund and the swap counterparty. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Strategic Income Fund may lose money. Credit default swaps are also subject to the risk that the Strategic Income Fund will not properly assess the cost of the underlying investment. If the Strategic Income Fund is selling credit protection, there is a risk that a credit event will occur and that the Strategic Income Fund will have to pay the counterparty. If the Strategic Income Fund is buying credit protection, there is a risk that no credit event will occur and the Strategic Income Fund will receive no benefit for the premium paid.

•	Short Sale Risk:

The Strategic Income Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Strategic Income Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Strategic Income Fund. Short sales expose the Strategic Income Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Strategic Income Fund. The Strategic Income Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Strategic Income Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions). These expenses may negatively impact the performance of the Strategic Income Fund. Short positions introduce more risk to the Strategic Income Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

•	Derivatives Risk:

A small investment in derivatives could have a potentially large impact on the Strategic Income Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Strategic Income Fund will not correlate with the Strategic Income Fund’s other investments. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.

•	Options Risk:

If a put or call option purchased by the Strategic Income Fund expired without being sold or exercised, the Strategic Income Fund would lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. If the Strategic Income Fund is not able to close out the options transaction, the Strategic Income Fund will not be able to sell the underlying security until the option expires or is exercised. The risk involved in writing an uncovered put option is that the market value of the underlying security could decrease as a result of rising interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold to the Strategic Income Fund at a higher price than its prevailing market value. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold by the Strategic Income Fund at a lower price than its current market value. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. To the extent that the Strategic Income Fund invests in over-the-counter options, the Strategic Income Fund may be exposed to credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

•	Merger Arbitrage Risk:

The proposed reorganization may be renegotiated or terminated, in which case the Strategic Income Fund may realize losses.

•	Foreign Investment Risk:

The Strategic Income Fund’s investment in foreign securities may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than in the U.S. There may be less publicly available information about foreign companies than U.S. companies.

•	Non-Diversification Risk:

The Strategic Income Fund is a non-diversified investment company. As such, it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Strategic Income Fund invests perform poorly, the Strategic Income Fund could incur greater losses than it would have had it invested in a greater number of securities.

•	Market Timing Risk:

Frequent purchases and redemptions of Strategic Income Fund shares by a shareholder may harm other Strategic Income Fund shareholders by interfering with the efficient management of the Strategic Income Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. The Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Strategic Income Fund. However, the officers of the Strategic Income Fund receive reports on a regular basis as to purchases and redemptions of shares of the Strategic Income Fund and review these reports to determine if there is any unusual trading in shares of the Strategic Income Fund. The officers of the Strategic Income Fund will report to the Board of Trustees any such unusual trading in shares of the Strategic Income Fund that is disruptive to the Strategic Income Fund. In such event, the Board of Trustees may reconsider its decision not to adopt market timing policies and procedures.

•	High Portfolio Turnover:

The Strategic Income Fund may engage in short-term trading. This will produce higher transaction costs (brokerage commissions or markups or markdowns), which the Strategic Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Strategic Income Fund’s after-tax performance. The Strategic Income Fund’s portfolio turnover rate will likely exceed 100% per year.

Performance

Performance information for each of the Investor Class shares and the Institutional Class shares of the Strategic Income Fund will be provided once it has annual returns for a full calendar year. While the Institutional Class shares will have substantially similar performance to the Investor Class shares because the shares are invested in the same portfolio of securities, the performance of Institutional Class shares will differ from that of the Investor Class shares to the extent that the Classes do not have the same expenses or inception dates. Please remember that the Strategic Income Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Management

Investment Adviser

Ziegler Lotsoff Capital Management, LLC is the investment adviser to the Strategic Income Fund.

Portfolio Managers

Paula M. Horn, Chief Investment Officer and Senior Portfolio Manager of the investment adviser since February 2009

Michael R. Hilt, CFA, Senior Portfolio Manager of the investment adviser since August 2012

Michael S. Sanders, CFA, FRM, Portfolio Manager of the investment adviser since June 2003

Michael G. Hurley, Assistant Portfolio Manager of the investment adviser since March 2004

Purchase and Sale of Fund Shares

To purchase or redeem shares of the Strategic Income Fund, you should contact your broker-dealer or other financial intermediary, or to purchase or redeem shares directly with the Strategic Income Fund, you should call 1-877-568-7633. You may purchase and redeem shares of the Strategic Income Fund each day the New York Stock Exchange (the “Exchange”) is open. The minimum initial investment in the Investor Class shares of the Strategic Income Fund is $2,500 and the minimum initial investment in the Institutional Class shares of the Strategic Income Fund is $100,000. There is a $500 subsequent investment requirement. A $500 minimum exists for each additional investment made through the Automatic Investment Plan. With regard to the Investor Class shares, the Strategic Income Fund may accept initial investments of (1) not less than $1,000 from investors who are related to or affiliated with shareholders who have invested $2,500 in the Strategic Income Fund and (2) not less than $1,000 from Trustees of the Trust and employees and officers of the Adviser. With regard to the Institutional Class shares, the Strategic Income Fund may accept initial investments of (1) not less than $10,000 from investors who are related to or affiliated with shareholders who have invested $100,000 in the Strategic Income Fund and (2) not less than $10,000 from Trustees of the Trust and employees and officers of the Adviser. Institutional Class shares are available only to shareholders who invest directly in the Strategic Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Strategic Income Fund or the Strategic Income Fund’s investment adviser.

The redemption price is the net asset value per share next determined after the receipt of a redemption request in good order by 4:00 p.m. Eastern Time. You may redeem (or purchase) shares by sending the letter of instruction to Ziegler Capital Management Investment Trust, P.O. Box 1181, Milwaukee, WI 53201-1181. Investors who wish to redeem (or purchase) shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Strategic Income Fund may be placed. The Strategic Income Fund defines “good order” generally as an order (purchase or redemption) received by the Strategic Income Fund or an intermediary acting as an agent of the Strategic Income Fund that is timely submitted and contains the name of the Strategic Income Fund, the number of shares or dollar amount to be redeemed (or purchased), your name and (if a redemption) your account number, and your signature.

Tax Information

The Strategic Income Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Strategic Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Strategic Income Fund and its related companies may pay the intermediary for the sale of Strategic Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategic Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

The Strategic Income Fund seeks to provide high current income and capital appreciation. This means that the Strategic Income Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade debt securities. The Strategic Income Fund’s investment objective may be changed without shareholder approval. If the Strategic Income Fund determines to change the investment objective, the Strategic Income Fund will provide 60 days prior written notice to shareholders before implementing the change.

In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus any borrowings for investment purposes) will be invested in U.S. and foreign debt securities consisting of corporate bonds and debentures, securities of real estate investment trusts that invest at least 80% of their net assets in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest at least 80% of their net assets in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s investment adviser believes have debt-like characteristics, both investment and non-investment grade credit quality. This policy may only be changed upon providing shareholders at least 60 days prior written notice.

The Strategic Income Fund has no limit with respect to its portfolio maturity or duration. Duration is a measure of a debt security’s price sensitivity. Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. By way of example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.

The Strategic Income Fund’s Principal Investment Strategies

The Strategic Income Fund invests in U.S. and foreign debt securities consisting of corporate bonds and debentures, securities of mortgage real estate investment trusts, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s investment adviser believes have debt-like characteristics, both investment and non-investment grade credit quality. The Strategic Income Fund is not limited with respect to its portfolio maturity or duration. The Strategic Income Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features. Terms that vary from security to security are optional and mandatory prepayment provisions, fixed, variable, semi-variable and resettable interest rates and conversion options, as well as various combinations of these terms.

The Strategic Income Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade. Non-investment grade debt securities acquired by the Strategic Income Fund will principally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Strategic Income Fund’s investment adviser to be of similar quality. Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

To achieve its investment objective, the Strategic Income Fund engages in short-term trading strategies, and may, without limitation, engage in short sales and invest in derivatives. The principal short-term trading strategies are identified below. When the Strategic Income Fund sells a security short, the Strategic Income Fund borrows the security from a lender and then sells the security in the general market. The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by the Strategic Income Fund or any Strategic Income Fund service provider but are similar to finance charges incurred by the Strategic Income Fund in borrowing transactions. The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).

Convertible Arbitrage. This strategy involves the Strategic Income Fund purchasing a convertible bond and selling short the underlying common stock. This strategy seeks to principally profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock. This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the conversion feature of the convertible bond.

Relative Value Arbitrage. This strategy attempts to take advantage of relative pricing discrepancies between related fixed income and/or equity securities. For example, the Strategic Income Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Strategic Income Fund purchasing a security of an issuer and selling short a comparable security of another issuer in the same industry. In this example the trade could be profitable if changing conditions in an industry affected the issuers differently.

Fixed Income Arbitrage. This strategy attempts to take advantage of a steepening of the yield curve. An example could involve the Strategic Income Fund buying a two year Treasury security and selling short a ten year Treasury security.

Merger Arbitrage. The most common merger arbitrage activity, and the approach the Strategic Income Fund principally uses, involves purchasing debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Strategic Income Fund’s investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Directional Investment Strategies. The Strategic Income Fund may take “outright” directional (long or short) market positions. Directional strategies seek to exploit broad market trends in interest rates, commodity prices or debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities. These strategies are: (1) Long/Short: a strategy that seeks to invest in securities an investment adviser believes to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an index or the securities of a company that the adviser believes is overvalued relative to normalized business and industry fundamentals or to the expected growth that the adviser believes the company will achieve, by using short sales or options, financial futures and options on futures to hedge risk. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks. (2) Long-Only: a strategy that seeks to invest in securities that are believed to have appreciation potential. This strategy may concentrate in certain markets, industries or geographical areas. This strategy is principally managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis, which means that rather than focusing principally on the performance of the securities compared to a benchmark, the investment adviser focuses on those securities that the adviser believes are undervalued and offer high growth opportunities. (3) Short-Only: a strategy that seeks to identify securities that are expected to depreciate in value. In a short sale, the Strategic Income Fund borrows a security from a broker, and then sells it. If the value of the security goes down, the Strategic Income Fund can buy it back in the market and return it to the broker, making a profit. The determination to utilize these strategies frequently results from opportunities identified in the course of implementing the investment adviser’s core arbitrage and relative value strategies, as a result of which the investment adviser may identify certain securities which it believes to be materially overpriced or underpriced.

Opportunistic Investing. In the course of researching and implementing the Strategic Income Fund’s investment strategies, the investment adviser may identify unrelated trading or investment opportunities which the investment adviser believes have both good profit potential and a risk/reward profile consistent with the Strategic Income Fund’s investment objectives. The investment adviser will attempt to exploit these opportunities.

The Strategic Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps). The Strategic Income Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Strategic Income Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

The Strategic Income Fund will purchase shares of exchange traded funds (“ETFs”) that invest principally in fixed income securities. All ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value (“NAV”). ETFs also have management fees that are part of their costs, and the Strategic Income Fund will indirectly bear its proportionate share of these costs.

The Strategic Income Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Strategic Income Fund’s total assets with respect to any one ETF and (c) 10% of the Strategic Income Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the Investment Company Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Strategic Income Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Strategic Income Fund and all affiliated persons of the Strategic Income Fund; and (b) the Strategic Income Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. In any event, the Strategic Income Fund will not invest more than 15% of its total assets in ETFs.

Investment decisions are based on fundamental market factors like yield and credit quality differences among bonds, as well as demand and supply trends. Investment decisions are also based on technical factors like price momentum, market sentiment, and supply or demand imbalances. The Strategic Income Fund sells holdings for a variety of reasons (for example, to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure).

The Strategic Income Fund’s Non-Principal Investment Strategies

In response to adverse market, economic, political or other conditions, the Strategic Income Fund may take temporary defensive positions. In such circumstances the Strategic Income Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). During such periods, the Strategic Income Fund will earn less income than it would if it invested in higher yielding securities and will not be able to achieve its objective of capital appreciation since these securities do not appreciate in value. When the Strategic Income Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. The Strategic Income Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

To enhance current income, the Strategic Income Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Strategic Income Fund sells a security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. Similar forward roll transactions consist of U.S. treasury and U.S. agency notes and bonds.

The Strategic Income Fund may utilize distressed investment strategies, which involve investing in the securities and loans of companies that are in weak financial condition, are experiencing poor operating results, need substantial capital investment, perhaps have a negative net worth, are experiencing special competitive or products obsolescence problems, or are involved in bankruptcy or reorganization proceedings. These investments may be made in securities with a wide spectrum of risk and market sensitivity. The investment adviser expects a relatively small percent of the Strategic Income Fund’s portfolio to be invested in distressed securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Statement of Additional Information (“SAI”) for the Strategic Income Fund, which is incorporated by reference into this Prospectus, contains a description of the Strategic Income Fund’s policies and procedures with respect to the disclosure of its portfolio holdings.

MANAGEMENT OF THE STRATEGIC INCOME FUND

Ziegler Lotsoff Capital Management, LLC is the investment adviser to the Strategic Income Fund. The Adviser’s address is:

20 North Clark Street, 34th Floor

Chicago, Illinois 60602-4109

Telephone: (312) 368-1442

The Adviser has been in business since 1991. As the investment adviser to the Strategic Income Fund, the Adviser manages the investment portfolio for the Strategic Income Fund. It makes the decisions as to which securities to buy and which securities to sell. The Strategic Income Fund pays the Adviser a monthly fee based on the Strategic Income Fund’s average daily net assets at an annual rate of 0.65%. A discussion regarding the basis for the Board of Trustees approving the Strategic Income Fund’s investment advisory agreement with the Adviser is available in the Trust’s semi-annual report to shareholders for the period ended March 31, 2012.

Portfolio Managers

The portfolio management team for the Strategic Income Fund includes: Paula M. Horn, Chief Investment Officer and Senior Portfolio Manager; Michael R. Hilt, CFA, Senior Portfolio Manager; Michael S. Sanders, CFA, FRM, Portfolio Manager; and Michael G. Hurley, Assistant Portfolio Manager

The SAI for the Strategic Income Fund, which is incorporated by reference into this Prospectus, provides additional information about the compensation of Ms. Horn, Messrs. Hilt, Sanders and Hurley, other accounts managed by them and their ownership of securities in the Strategic Income Fund.

Ms. Horn, the Chief Investment Officer of the investment adviser, joined the adviser in February 2009. Prior to joining the firm, she was Managing Director of Investment Grade Credit at Deerfield Capital, which included the ABS and Investment Grade Corporate Bond Management teams. Ms. Horn was with Deerfield Capital for more than 7 years. Prior to joining Deerfield Capital, Ms. Horn was a Vice President, Portfolio Manager and Corporate Bond Trader at Scudder Kemper Investments.

Mr. Hilt has been with the investment adviser since 2012. Mr. Hilt has 25 years of experience in the industry with an expertise in High Yield and Convertible Bond management. His industry expertise includes the Chemicals, Metals and Mining, Oil and Gas, Paper and Packaging and REIT industries. Prior to joining the firm, Mr. Hilt was a Senior High Yield Analyst and Sector Portfolio Manager for The Travelers Companies, Inc.

Mr. Sanders has been with the investment adviser since 2003 after completing an internship with the firm. Mr. Sanders holds a B.B.A. in finance from St. Norbert College, DePere, Wisconsin, where he graduated Cum Laude and he also holds a Masters of Science in financial economics from Marquette University in Milwaukee. Additionally, he has earned the Chartered Financial Analyst (CFA) and Financial Risk Manager (FRM) designations.

Mr. Hurley has been with the investment advisor since 2004. Previously he was a Senior Financial Analyst at Bank One Capital Markets monitoring risk management counterparty position limit summary reports for senior management and preparing regulatory reports for the Broker Dealer. Mr. Hurley was also Controller at Fenchurch Capital Management, Ltd. He began his career at Bank of America Futures, Inc. in their back office operations.

Service Plan – Institutional Class Shares

The Strategic Income Fund has adopted a service plan for Institutional Class shares pursuant to which it may pay fees of up to 0.15% of its average daily net assets to broker-dealers, financial institutions, or other service providers that provide services to investors in the Strategic Income Fund. The Investor Class shares of the Strategic Income Fund are not subject to this Service Plan. Because these fees are paid out of the Strategic Income Fund’s assets, over time these fees will increase the cost of a shareholder’s investment.

These services may include:

•	assisting investors in processing purchase, exchange, and redemption requests;

•	processing dividend and distribution payments from the Strategic Income Fund;

•	providing information periodically to customers showing their positions in Strategic Income Fund shares;

•	providing sub-accounting;

•	forwarding communications from the Strategic Income Fund to its shareholders.

12b-1 Plan – Investor Class Shares

The Strategic Income Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for Investor Class shares of the Strategic Income Fund. The Institutional Class shares of the Strategic Income Fund are not subject to this 12b-1 Plan. With regard to Investor Class shares, the 12b-1 Plan allows the Strategic Income Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the assets of the Investor Class shares, over time these fees will increase the cost of the investment of Investor Class shareholders and may cost them more than paying other types of sales charges.

THE STRATEGIC INCOME FUND’S SHARE PRICE

The Strategic Income Fund’s net asset value (NAV) is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding. The NAV is normally calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time) on each day the Exchange (the “Exchange”) is open for trading. The Exchange is closed on national holidays, Good Friday and weekends. The NAV is calculated based on the market prices of the securities held by the Strategic Income Fund (other than money market instruments, which are generally valued at amortized cost, as explained below). Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board of Trustees.

Short-term investments held with a remaining maturity of 60 days or less are generally valued at amortized cost, as the Board of Trustees believes that this method of valuing short-term investments approximates market value. Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost. Other types of securities that the Strategic Income Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (“SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the Exchange that would materially affect the value of the security; (f) fixed income securities that have gone into default and for which there is not a current market value quotation; and (g) securities for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Strategic Income Fund’s investment adviser, are deemed unreliable for a security. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Strategic Income Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Strategic Income Fund determines its NAV per share.

The Strategic Income Fund will process purchase orders and redemption orders that it (or its authorized servicing agent) receives in good order prior to the close of regular trading on a day that the Exchange is open at the NAV determined that same day. It will process purchase orders and redemption orders that it (or its authorized servicing agent) receives in good order after the close of regular trading on the Exchange at the NAV calculated on the next day the Exchange is open.

PURCHASING SHARES

Choosing a Share Class

The Strategic Income Fund offers two classes of shares, Investor Class shares and Institutional Class shares. The Investor Class shares and Institutional Class shares represent an interest in the same assets of the Strategic Income Fund, have the same rights and are identical in all material respects except that

•	Investor Class shares bear distribution (12b-1) fees and Institutional Class shares are not subject to such fees (Institutional Class shares are subject to service fees), as described above;

•	Institutional Class shares have a higher minimum initial investment amount, as described below;

•	Institutional Class shares are subject to a threshold, below which such shares may be automatically converted into Investor Class shares, as described below;

•	Institutional Class shares are available only to shareholders who invest directly in the Strategic Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Strategic Income Fund or the Adviser; and

•	the Board of Trustees may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Strategic Income Fund.

If you qualify as a purchaser of Institutional Class shares, but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative net asset values of the two Classes on the conversion date.

How to Purchase Shares from the Strategic Income Fund

1.	Read this Prospectus carefully.

2.	The following minimums apply to investments in the Investor Class shares of the Strategic Income Fund:

a.	Initial Investments

•	All Accounts	$ 2,500

b.	Additional Investments

•	Dividend reinvestment	No Minimum

•	Automatic investment plan	$ 500

•	All other accounts	$ 1,000

With regard to the Investor Class shares, the Strategic Income Fund may accept initial investments of (i) not less than $1,000 from investors who are related to or affiliated with shareholders who have invested $2,500 in the Strategic Income Fund and (ii) not less than $1,000 from Trustees of the Trust and employees and officers of the Adviser.

3.	The following minimums apply to investments in the Institutional Class shares of the Strategic Income Fund:

a.	Initial Investments

•	All Accounts	$ 100,000

b.	Additional Investments

•	Dividend reinvestment	No Minimum

•	Automatic investment plan	$ 500

•	All other accounts	$ 1,000

With regard to the Institutional Class shares, the Strategic Income Fund may accept initial investments of (i) not less than $10,000 from investors who are related to or affiliated with shareholders who have invested $100,000 in the Strategic Income Fund and (ii) not less than $10,000 from Trustees of the Trust and employees and officers of the Adviser.

4.	Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your confirmation statements (the Strategic Income Fund has additional Purchase Applications and reorder forms if you need them). If you have any questions, please call 1-877-568-7633. All purchase orders received in good order by the Strategic Income Fund (or its designee) before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive that day’s NAV, and all purchase orders received in good order by the Strategic Income Fund (or its designee) after the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive the next day’s NAV.

5.	Make your check payable to “Ziegler Capital Management Investment Trust.” All checks must be drawn on U.S. banks. The Strategic Income Fund will not accept cash or third party checks, money orders, travelers checks, credit cards, credit card checks or other checks deemed to be high risk. UMB Fund Services, Inc., the transfer agent for the Strategic Income Fund (“UMBFS”), will charge a $25 fee against a shareholder’s account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Strategic Income Fund as a result. The Strategic Income Fund may redeem shares you own as reimbursement for any such losses. The Strategic Income Fund reserves the right to reject, without prior notification, any purchase order for shares of the Strategic Income Fund. Following any such rejection, the Strategic Income Fund will notify the investor of the rejected purchase order. Upon receipt by the transfer agent, the Strategic Income Fund generally expects to inform an investor in writing or via telephone that their purchase request has been rejected within three (3) business days of its receipt of the purchase request.

6.	Send the application and check to:

BY FIRST CLASS MAIL

Ziegler Capital Management Investment Trust

P.O. Box 1181

Milwaukee, WI 53201-1181

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Ziegler Capital Management Investment Trust

803 West Michigan Street

Milwaukee, WI 53233-2301

Please do not send letters by overnight delivery service or registered mail to the Post Office Box address.

7.	To purchase shares by wire, UMBFS must have received a completed application and issued an account number. If you wish to open an account by wire, please call 1-877-568-7633 prior to wiring funds. You should wire funds to:

UMB Bank, n.a.

ABA #101000695

For credit to Ziegler Capital Management Investment Trust

Account # 9871063100

For further credit to:

{Investor Account # _______}

{Name or Account Registration}

{Social Security or Taxpayer Identification Number}

Please remember that UMB Bank, n.a. must receive your wired funds prior to the close of regular trading on the Exchange for you to receive same day pricing. The Strategic Income Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Strategic Income Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Strategic Income Fund or the Adviser.

The Strategic Income Fund or the Distributor may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”) that may include the Strategic Income Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

•	Become shareholders of record of the Strategic Income Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the minimum purchase requirements of the Strategic Income Fund.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Strategic Income Fund.

•	Charge fees for the services they provide to their customers. Also, the Strategic Income Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be authorized to accept purchase orders on behalf of the Strategic Income Fund (and designate other Servicing Agents to accept purchase orders on the Strategic Income Fund’s behalf). If the Strategic Income Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Strategic Income Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive the next day’s NAV.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Strategic Income Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Strategic Income Fund. If the Servicing Agent does not, or if it does not pay the purchase price to the Strategic Income Fund within the period specified in its agreement with the Strategic Income Fund, it may be held liable for any resulting fees or losses.

Automatic Investment Plan

You can open an automatic investment plan (“AIP”) with an initial investment of $2,500 and a minimum of $500 per transaction after you start your plan. On the day you select (you may choose the 5th, 10th, 15th, 20th, 25th or last day of the month), the amount you select is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses to the Strategic Income Fund. You can terminate the AIP at any time by calling UMBFS at 1-877-568-7633 at least five business days before your next scheduled withdrawal date. Your AIP will be terminated in the event two successive mailings we send to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write UMBFS to reinstate your AIP. Any changes to the plan upon reinstatement will require a Medallion Signature Guarantee.

Other Information about Purchasing Shares of the Strategic Income Fund

The Strategic Income Fund may reject any purchase application for any reason. The Strategic Income Fund will not accept any purchase orders by telephone. The Strategic Income Fund will not issue certificates evidencing shares. Investors will receive a written confirmation for all purchases of shares. However, AIP transactions are confirmed on a quarterly basis.

If you would like to purchase shares into a retirement account, please call 1-877-568-7633 for additional information.

REDEEMING SHARES

How to Redeem (Sell) Shares

1.	Prepare a letter of instruction containing:

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the Class of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•	additional information that the Strategic Income Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact UMBFS in advance at 1-877-568-7633 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Obtain a Medallion Signature Guarantee in the following situations:

•	The redemption request exceeds $50,000.

•	The redemption proceeds are to be sent to a person(s) other than the person(s) in whose name the shares are registered.

•	The redemption proceeds are to be sent to an address other than the address of record.

•	The Strategic Income Fund receives the redemption request within 30 business days of an address change.

Medallion Signature Guarantees must be obtained from a participant in a Medallion Program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, and brokerage firms that are members of the Financial Industry Regulatory Authority. A notarized signature is not an acceptable substitute for a Medallion Signature Guarantee.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL

Ziegler Capital Management Investment Trust

P.O. Box 1181

Milwaukee, WI 53201-1181

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Ziegler Capital Management Investment Trust

803 West Michigan Street

Milwaukee, WI 53233-2301

Please do not send letters of instruction by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

•	The redemption price per share you receive for redemption requests is the next determined NAV after UMBFS receives your written request in good order with all required information before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time); or

•	If the Strategic Income Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Strategic Income Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive the next day’s NAV.

Payment of Redemption Proceeds

•	When shareholders redeem shares other than through Servicing Agents, UMBFS will either mail a check in the amount of the redemption proceeds no later than the seventh calendar day after it receives the redemption request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder’s account whereas UMBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Strategic Income Fund may direct UMBFS to pay the proceeds of a redemption on a date no later than the seventh day after the redemption request.

•	For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Market Timing Procedures

Frequent purchases and redemptions of shares of the Strategic Income Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Strategic Income Fund, increasing brokerage and administrative costs, and potentially diluting the value of its shares. Notwithstanding any of the foregoing, the Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Strategic Income Fund. In making the determination not to adopt market timing policies and procedures, the Board of Trustees has instructed the officers of the Trust to review reports of purchases and redemptions of shares of the Strategic Income Fund on a regular basis to determine if there is any unusual trading in shares of the Strategic Income Fund. The officers of the Trust will report to the Board of Trustees any such unusual trading in shares of the Strategic Income Fund that is disruptive. In such event, the Board of Trustees may reconsider its decision not to adopt market timing policies and procedures with respect to the Strategic Income Fund.

This policy does not affect the Strategic Income Fund’s right to reject any purchase request. The Strategic Income Fund reserves the right to modify this policy at any time as it deems fit, and as may be required by regulatory requirements.

Other Redemption Considerations

When redeeming shares of the Strategic Income Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•	As permitted by the Investment Company Act, the Strategic Income Fund may delay the payment of redemption proceeds for up to seven calendar days in all cases. It is the Strategic Income Fund’s normal procedure to either mail a check in the amount of the redemption proceeds no later than the seventh calendar day after it receives the redemption request in good order with all required information or, if elected by the investor, transfer the redemption proceeds to a designated bank account by Electronic Funds Transfer or wire.

•	If you purchased shares by check, the Strategic Income Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

•	UMBFS currently charges $13 for each wire redemption but does not charge a fee for Electronic Funds Transfers. UMBFS charges $15 for redemption checks sent via overnight delivery.

•	The Strategic Income Fund may pay redemption requests “in kind.” This means that the Strategic Income Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Involuntary Conversion

All Classes

All account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Strategic Income Fund reserves the right to close your account when redemption activity leaves your account with a balance below $1,000. We will notify you in writing before we close your account and you will have 60 calendar days to bring the balance up to the required level.

Institutional Class

If your account balance in the Institutional Class falls below $100,000, the Strategic Income Fund may convert your Institutional Class shares into Investor Class shares. You will be given 60 days to make additional investments so that your account balance is $100,000 or more prior to any such conversion. Following any such conversion, your account will be subject to the involuntary redemption policies and procedures for Investor Class shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Strategic Income Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. As long as the Fund meets the requirements of a regulated investment company, which is its intent, it pays no federal income tax on the earnings it distributes to shareholders.

You have two distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gain distributions will be reinvested in additional shares of the Strategic Income Fund.

•	All Cash Option – Both dividend and capital gain distributions will be paid in cash.

You may make your distribution election on the Purchase Application. You may change your election by writing to UMBFS or by calling 1-877-568-7633.

The distributions of the Strategic Income Fund, whether received in cash or additional shares of the Strategic Income Fund, may be subject to federal, state, and local income tax. The distributions of the Strategic Income Fund may be taxed as ordinary income, qualified dividend income and capital gains (which may be taxed at different rates depending on the length of time the Strategic Income Fund holds the assets generating the capital gains). In managing the Strategic Income Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance.

Distributions of net long-term capital gain are subject to tax as long-term capital gain regardless of the length of time you have held Strategic Income Fund shares. If you purchase shares at a time when the Strategic Income Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

The Strategic Income Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of the Strategic Income Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of the Strategic Income Fund will be adjusted to reflect the disallowed loss.

Federal law requires a mutual fund company to report its shareholders’ cost basis, gain/loss, and holding period with respect to “covered shares” of the mutual fund to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when the “covered” shares are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Strategic Income Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Strategic Income Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Strategic Income Fund's standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Strategic Income Fund's standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Strategic Income Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Strategic Income Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Strategic Income Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

If you hold shares in the Strategic Income Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Strategic Income Fund by U.S. shareholders. The SAI contains a more detailed summary of federal tax rules that apply to the Strategic Income Fund and its shareholders. This summary is not intended to be and should not be construed to be legal or tax advice to any investor. Legislative, judicial, or administrative action may change the tax rules that apply to the Strategic Income Fund or its shareholders and any such change may be retroactive. You should consult your tax advisors to determine the federal, state, local, and non-U.S. tax consequences of owning Strategic Income Fund shares.

INDEX DESCRIPTIONS

The Strategic Income Fund compares its performance with the performance of the Barclays Capital U.S. Aggregate Bond Index and the Citigroup 3-Month T-Bill Index. Please note that you cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-Month U.S. Treasury Bill. These indices are unmanaged and their returns include reinvested interest. You cannot invest directly in an index

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Strategic Income Fund’s financial performance for the fiscal period shown for Investor Class shares. Because Institutional Class shares of the Strategic Income Fund have not yet commenced operations as of the date of this Prospectus, there are no financial highlights for Institutional Class shares of the Strategic Income Fund. Certain information reflects financial results for a single Strategic Income Fund Investor Class share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Strategic Income Fund (assuming reinvestment of all dividends and distributions). The information has been audited by BBD LLP, whose report, along with the Strategic Income Fund’s financial statements, are included in the Strategic Income Fund’s annual report, which is available upon request.

Strategic Income Fund – Investor Class

	For the Period January 31, 2012* through September 30, 2012

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.27
Net realized and unrealized gain on investments	0.29
Total from investment operations	0.56

Less distributions:
From net investment income	(0.28)
Total Distributions	(0.28)
Net asset value, end of period	$10.28

TOTAL RETURN (1)	5.64	%(2)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$31,371

Ratio of expenses to average net assets
Before fees reimbursed by the Adviser	3.07	%(3) (4)
After fees reimbursed by the Adviser	1.37	%(3) (4)

Ratio of net investment income to average net assets
Before fees reimbursed by the Adviser	4.05	%(3) (5)
After fees reimbursed by the Adviser	5.75	%(3) (5)

Portfolio turnover rate	71	%(2)

* Commencement of Operations

(1) Total return does not include sales load.

(2) Not Annualized.

(3) Annualized.

(4) The ratio of expenses to average net assets includes dividends and interest on short positions and transactional expenses. Excluding dividends and interest on short positions and transactional expenses, the ratio of expenses to average net assets, before fees reimbursed by the Adviser, was 2.80%. Excluding dividends and interest on short positions and transactional expenses, the ratio of expenses to average net assets, after fees reimbursed by the Adviser, was 1.10%.

(5) The ratio of net investment income to average net assets includes dividends and interest on short positions and transactional expenses. Excluding dividends and interest on short positions and transactional expenses, the ratio of net investment income to average net assets, before fees reimbursed by the Adviser, was 4.32%. Excluding dividends and interest on short positions and transactional expenses, the ratio of net investment income to average net assets, after fees reimbursed by the Adviser, was 6.02%

Ziegler Lotsoff Capital Management, LLC and

Ziegler Capital Management Investment Trust

Privacy Policy

It is our policy to maintain the security and confidentiality of all customer information. We do not sell or make available personally identifiable customer information to non-affiliated parties. This policy covers all types of personally identifiable customer information, including among other things, personal and financial information provided by customers at the time they open accounts, ongoing transactional activity within accounts, and other personal or financial data furnished to us by our customers in the course of the account relationship. These policies apply to all our customers.

As permitted by law and in order to service your account(s) with our firm, we do provide personally identifiable customer information described above to certain third party service providers and custodians of investment advisory accounts. In each case, we have received assurance from the third party that its respective policies are in accord with our own. We may disclose or report personally identifiable customer information in limited circumstances where we believe in good faith that disclosure is required or permitted by law, for example to cooperate with regulators or law enforcement authorities, resolve customer disputes perform credit or authentication checks, or for institutional risk control.

We collect non-public personal information about its customers from the following sources:

a)	Account applications;

b)	Information related to opening an account and providing investment advice; and

c)	Information received from ancillary sources, such as consumer reporting agencies in the course of providing financial services to customers.

The categories of information we collect include personal vital statistics, as well as personal financial data about our client’s financial circumstances and objectives. We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. We have developed and maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Under the provisions of regulations stemming from the Gramm-Leach-Bliley Act, financial institutions like Ziegler Lotsoff Capital Management, LLC and the Ziegler Capital Management Investment Trust are required to provide privacy policy notices to their clients. We believe that protecting the privacy of your non-public personal information is of the utmost importance, and we are committed to maintaining the privacy of your non-public personal information in our possession. As required by the rules, we are providing you with the following information.

Not Part of the Prospectus

To learn more about the Strategic Income Fund, you may want to read the Strategic Income Fund’s SAI, which contains additional information about the Strategic Income Fund. The Strategic Income Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Strategic Income Fund’s investments by reading the Strategic Income Fund’s annual and semi-annual reports to shareholders, when available. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the performance of the Strategic Income Fund during the last fiscal year.

The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling 1-877-568-7633. These documents are also available on the Strategic Income Fund’s website at www.zlcmfunds.com.

Prospective investors and shareholders who have questions about the Strategic Income Fund may also call the following number or write to the following address:

Ziegler Capital Management Investment Trust

P.O. Box 1181

Milwaukee, WI 53201-1181

Telephone: 1-877-568-7633

The general public can review and copy information about the Strategic Income Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (Please call (202) 551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Strategic Income Fund are also available at the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

Please refer to the Strategic Income Fund’s Investment Company Act File No. 811-21422 when seeking information about the Strategic Income Fund from the SEC.

Statement of Additional Information

Dated January 31, 2013

As Amended and Restated on March 5, 2013 and April 1, 2013

ZIEGLER STRATEGIC INCOME Fund

Investor Class Shares (Nasdaq Symbol: ZLSCX)

Institutional Class Shares (Nasdaq Symbol: ZLSIX)

20 North Clark Street

34th Floor

Chicago, Illinois 60602-4109

Toll Free: 1-877-568-7633

This Statement of Additional Information (“SAI”), as amended and restated on March 5, 2013 and April 1, 2013, is not a prospectus and should be read in conjunction with the Prospectus, dated January 31, 2013, as amended and restated on March 4, 2013 and April 1, 2013, of Ziegler Capital Management Investment Trust (the “Trust”) relating to its portfolio: Ziegler Strategic Income Fund. A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above. This amended and restated SAI is being filed to reflect the fact that effective as of April 1, 2013, Stephen K. Bossu has ceased to be an active portfolio manager for the Strategic Income Fund, and it does not modify or update the other disclosure contained in the original SAI dated January 31, 2013 (as it was amended and restated March 5, 2013).

Shareholders may obtain a copy of the Trust’s Annual Report and Semi-Annual Report, without charge, by calling 1-877-568-7633.

The following financial statements are incorporated by reference from the 2012 Annual Report of the Trust (File No. 811-21422) as filed with the Securities and Exchange Commission on Form N-CSR on December 7, 2012:

Schedule of Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated January 31, 2013, as amended and restated on March 4, 2013 and April 1, 2013, and, if given or made, such information or representations may not be relied upon as having been authorized by Ziegler Capital Management Investment Trust.

This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

The Ziegler Capital Management Investment Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has one portfolio, the Ziegler Strategic Income Fund (the “Strategic Income Fund”). The Strategic Income Fund is a non-diversified fund, which means the Strategic Income Fund can invest more of its assets in a smaller number of issuers than a diversified fund. This SAI relates only to the Strategic Income Fund.

The Trust was organized as a Delaware statutory trust on August 28, 2003. Prior to the date of this SAI, the Trust was named “Ziegler Lotsoff Capital Management Investment Trust”. Prior to August 1, 2011, the Trust was named “Lotsoff Capital Management Investment Trust”.

Investment Restrictions

The Trust has adopted the following restrictions applicable to the Strategic Income Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the 1940 Act, of the shares of the Strategic Income Fund. Under the 1940 Act, approval of the holders of a “majority” of the Strategic Income Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Strategic Income Fund’s borrowing of money.

The Strategic Income Fund may not:

1.     Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Strategic Income Fund’s total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof or other registered investment companies), or more than 10% of the outstanding voting securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof or other registered investment companies); provided, however, that up to 50% of the value of the Strategic Income Fund’s total assets may be invested without regard to these limitations.

2.     Borrow money to an extent or in a manner not permitted under the 1940 Act. (For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, covered dollar rolls, and various options on swaps and futures contracts shall not constitute borrowing. As of the date of this SAI, the 1940 Act permits the Strategic Income Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed. A covered reverse repurchase agreement or a covered derivative transaction will not be considered to be subject to the 300% asset coverage requirement. For purposes of this investment restriction, securities held in escrow or separate accounts in connection with the Strategic Income Fund’s investment practices are not considered to be a borrowing. The aggregate value of the Strategic Income Fund’s outstanding borrowings, including reverse repurchase agreements that are not covered reverse repurchase agreements, may not exceed 33 1/3% of the value of the Strategic Income Fund’s total assets.)

B - 1

3.     Invest in real estate (although the Strategic Income Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Strategic Income Fund may invest in financial futures contracts, options thereon, and other similar instruments.

4.     Act as an underwriter or distributor of securities other than shares of the Strategic Income Fund, except to the extent that the Strategic Income Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

5.     Invest in companies for the primary purpose of acquiring control or management thereof.

6.     Purchase securities on margin. However, the Strategic Income Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Strategic Income Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

7.     Sell securities short and write put and call options to an extent not permitted by the 1940 Act. (As of the date of this SAI, the 1940 Act permits the Fund to sell securities short and write put and call options to the extent they are “covered” by a segregated account in accordance with procedures established by the Board of Trustees and applicable regulatory guidance.)

8.     Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowings and then in amounts not greater than the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing.

9.     Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities issuers whose principal business activities are in the same industry, except that this restriction does not apply to obligations issued by the U.S. government, its agencies and instrumentalities or government-sponsored enterprises.

10.    Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities or any other type of debt obligation and securities of a type normally acquired by institutional investors, including, without limitation, corporate loans including collateralized and uncollateralized fixed and floating rate adjustable loans, and (2) the lending of the Strategic Income Fund’s portfolio securities.

11.    Issue senior securities to an extent not permitted under the 1940 Act. (As of the date of this SAI, the 1940 Act permits the Strategic Income Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed. For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Strategic Income Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements. In addition, hedging transactions in which the Strategic Income Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.)

B - 2

The Strategic Income Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Strategic Income Fund’s investments in illiquid securities. Any changes in these non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:

1.     The Strategic Income Fund will not invest more than 15% of the value of its net assets in illiquid securities. If, after the time of acquisition, events cause the above-mentioned limit to be exceeded, the Strategic Income Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with SEC and SEC staff guidance.

2.     The Strategic Income Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Strategic Income Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. Subject to the exception provided by Section 12(d)(1)(F) of the 1940 Act, no purchases described in (b) and (c) will be made if as a result of such purchases (i) the Strategic Income Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company (the “3% Limitation”); (ii) more than 5% of the Strategic Income Fund’s net assets would be invested in shares of any one registered investment company (the “5% Limitation”); and (iii) more than 10% of the Strategic Income Fund’s net assets would be invested in shares of registered investment companies (the “10% Limitation”). Under Section 12(d)(1)(F) of the 1940 Act, the Strategic Income Fund may invest in other investment companies (including exchange traded fund (ETF) or other mutual funds) in excess of the 5% Limitation and the 10% Limitation, but must still comply with the 3% Limitation. Section 12(d)(1)(F) of the 1940 Act is available if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Strategic Income Fund and all affiliated persons of the Strategic Income Fund; and (ii) the Strategic Income Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. An investment company that issues shares to the Strategic Income Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Strategic Income Fund (or the investment adviser acting on behalf of the Strategic Income Fund) must comply with the following voting restrictions:  when the Strategic Income Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Strategic Income Fund, the Strategic Income Fund will either seek instruction from the Strategic Income Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Strategic Income Fund in the same proportion as the vote of all other holders of such security.

The Strategic Income Fund’s investment objective is a non-fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval. If the Board of Trustees of the Trust determines to change the investment objective for the Strategic Income Fund, the Strategic Income Fund will provide 60 days prior written notice to the shareholders before implementing the change of investment objective.

B - 3

In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus any borrowings for investment purposes) will be invested in debt securities consisting of corporate bonds and debentures, securities of mortgage real estate investment trusts, securities of closed-end funds and exchange-traded funds that invest primarily in fixed income securities, and preferred securities that the Fund's investment adviser believes have debt-like characteristics. This policy may be changed only by the Board of Trustees upon the provision of at least 60 days prior written notice to the Fund’s shareholders.

Investment objective

The Strategic Income Fund seeks to provide high current income and capital appreciation by investing in U.S. and foreign debt securities, both investment and non-investment grade credit quality. This means that the Strategic Income Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade debt securities (sometimes referred to as junk bonds). The debt securities in which the Strategic Income Fund invests consist of corporate bonds and debentures, securities of real estate investment trusts that invest principally in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s investment adviser believes have debt-like characteristics. To achieve its investment objective, the Strategic Income Fund engages in short-term trading strategies, and may, without limitation, engage in short sales and invest in derivatives. Derivatives involve special risks and may result in losses to the Strategic Income Fund. In view of this, the Strategic Income Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

The Strategic Income Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Strategic Income Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit it to pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

Investment STRATEGIES AND RISKS

Principal Strategies and Risks of the Strategic Income Fund

In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus any borrowings for investment purposes) will be invested in U.S. and foreign debt securities consisting of corporate bonds and debentures, securities of real estate investment trusts that invest at least 80% of their net assets in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest at least 80% of their net assets in fixed income securities, and preferred securities that the Strategic Income Fund’s investment adviser believes have debt-like characteristics, both investment and non-investment grade credit quality. The Strategic Income Fund is not limited with respect to its portfolio maturity or duration. The Strategic Income Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features. Terms that vary from security to security are optional and mandatory prepayment provisions, fixed, variable, semi-variable and resettable interest rates and conversion options, as well as various combinations of these terms.

The Strategic Income Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade (“junk bonds”). Non-investment grade debt securities acquired by the Strategic Income Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Strategic Income Fund’s investment adviser to be of similar quality. Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

B - 4

As part of the Strategic Income Fund’s principal investment strategy, it engages in the short-term trading strategies discussed in the Prospectus and this SAI. When the Strategic Income Fund sells a security short, the Strategic Income Fund borrows the security from a lender and then sells the security in the general market. The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by the Strategic Income Fund or any Strategic Income Fund service provider but are similar to finance charges incurred by the Strategic Income Fund in borrowing transactions. The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).

The Strategic Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps). The Strategic Income Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Strategic Income Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

Short Sales

The Strategic Income Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Strategic Income Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Strategic Income Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Strategic Income Fund. Until the security is replaced, the Strategic Income Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Strategic Income Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

Until the Strategic Income Fund closes its short position or replaces the borrowed security, the Strategic Income Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Strategic Income Fund’s short position.

B - 5

Corporate Debt Securities

The Strategic Income Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications. The Strategic Income Fund can invest in corporate securities of any rating. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Strategic Income Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate, which is tied to another interest rate, such as a money-market index, like the London Interbank Offered Rate (“LIBOR”), or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Strategic Income Fund with a certain degree of protection against rises in interest rates, although the Strategic Income Fund will participate in any declines in interest rates as well.

The Strategic Income Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

High Yield Securities

The Strategic Income Fund may invest in high yield, high risk, lower-rated debt securities, including convertible securities. Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default. Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.

The market for high yield securities is subject to substantial volatility. For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

B - 6

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Strategic Income Fund defaults, the Strategic Income Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Strategic Income Fund’s NAV. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Strategic Income Fund to value accurately high yield securities or dispose of them. To the extent the Strategic Income Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Strategic Income Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Strategic Income Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Strategic Income Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Ziegler Lotsoff Capital Management, LLC, the Strategic Income Fund’s investment adviser (the “Adviser”), monitors the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Strategic Income Fund can meet redemption requests. To the extent that the Strategic Income Fund invests in high yield securities, the achievement of its investment objective may be more dependent, on the Adviser’s own credit analysis than is the case for higher quality bonds. The Strategic Income Fund may retain a portfolio security whose rating has been changed.

Convertible Securities

The Strategic Income Fund may invest in convertible debt securities. The Strategic Income Fund may also invest in common or preferred stock as a means of realizing the economic value associated with owning convertible securities. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares.

B - 7

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Preferred Securities

The Strategic Income Fund may invest in two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Strategic Income Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Strategic Income Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (namely, stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

B - 8

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Strategic Income Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Strategic Income Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction (the “DRD”), corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer. However, not all traditional preferred securities pay dividends that are eligible for the DRD, including preferred securities issued by REITs. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income (“QDI”) for taxable years beginning before January 1, 2013. There can be no assurance that favorable tax treatment of QDI will continue following December 31, 2012. However, not all traditional preferred securities will provide significant benefits under the rules relating to QDI, including preferred securities issued by REITs.

Hybrid-preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

B - 9

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. This is particularly true in the financials sector, the largest preferred issuer segment. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

B - 10

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Floating Rate Securities. The Strategic Income Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Strategic Income Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Duration and Portfolio Maturity

The Strategic Income Fund invests without regard to maturity or duration limitations. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Strategic Income Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows. The Adviser will adjust the duration and maturity of the Strategic Income Fund’s portfolio based on the Adviser’s interest rate outlook.

Directional Investment Strategies

The Strategic Income Fund may from time to time take “outright” directional (long or short) market positions. These trades frequently result from opportunities identified in the course of implementing the Strategic Income Fund’s core arbitrage and relative value strategies, as a result of which the Strategic Income Fund may identify certain securities which it believes to be materially overpriced or underpriced. In certain cases, the Strategic Income Fund’s investment adviser may determine that an outright directional position in such securities may have a better risk/reward profile than a hedged position.

B - 11

Opportunistic Investing

In the course of researching and implementing its investment strategies, the Strategic Income Fund may identify unrelated trading or investment opportunities which the Strategic Income Fund’s investment adviser believes have both good profit potential and a risk/reward profile consistent with the Strategic Income Fund’s investment objectives. From time to time, the Strategic Income Fund may attempt to exploit these opportunities.

Swaps

A swap agreement is a derivative that is subject to the risks discussed above in “Derivatives”. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum levels. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Strategic Income Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Strategic Income Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swaps

The Strategic Income Fund may enter into credit default swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The Strategic Income Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer. The Strategic Income Fund may enter into credit default swaps, both directly (“unfunded swaps”) and indirectly (“funded swaps”) in the form of a swap embedded within a structured security. Unfunded and funded credit default swaps may refer to a single security or on a basket of securities.

B - 12

If the Strategic Income Fund buys credit protection using a credit default swap and a credit event occurs, the Strategic Income Fund will deliver the defaulted loan or bond underlying the swap and the swap counterparty will pay the par amount of the loan or bond. If the Strategic Income Fund sells credit protection using a credit default swap and a credit event occurs, the Strategic Income Fund will pay the par amount of the defaulted loan or bond underlying the swap and the swap counterparty will deliver the loan or bond. If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Strategic Income Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If the Strategic Income Fund is selling credit protection, there is a risk that a credit event will occur and that the Strategic Income Fund will have to pay par value on defaulted loans or bonds. If the Strategic Income Fund is buying credit protection, there is a risk that no credit event will occur and the Strategic Income Fund will receive no benefit for the premium paid. In addition, if the Strategic Income Fund is buying credit protection and a credit event does occur, there is a risk when the Strategic Income Fund does not own the underlying asset, that the Strategic Income Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing. The Strategic Income Fund will invest no more than 20% of its total assets in credit default swaps.

When Issued and Delayed-Delivery Securities

To ensure the availability of suitable securities for its portfolio, the Strategic Income Fund may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by the Strategic Income Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Strategic Income Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. The Strategic Income Fund may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, the Strategic Income Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Strategic Income Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Strategic Income Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

U.S. Government Securities

The Strategic Income Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Strategic Income Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

B - 13

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“Sallie Mae”) are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Foreign Currency Transactions/Hedging

The Strategic Income Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market. Although the Strategic Income Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Strategic Income Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Strategic Income Fund at one rate, while offering a lesser rate of exchange should the Strategic Income Fund desire to resell that currency to the dealer.

The Strategic Income Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Strategic Income Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Strategic Income Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of the Strategic Income Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Strategic Income Fund’s investments exactly over time.

Derivatives

The Strategic Income Fund may invest in various derivatives. A derivative is a financial instrument which has a value that is based on—or “derived from”—the values of other assets, reference rates, or indexes. The Strategic Income Fund may invest in derivatives for hedging purposes.

B - 14

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see discussion below), forward-commitment transactions (see discussion above on “When Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars, swap agreements (see discussion above on “Swaps”), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Strategic Income Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Strategic Income Fund’s interest. The Strategic Income Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Strategic Income Fund. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Strategic Income Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Strategic Income Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Strategic Income Fund.

B - 15

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities. When the Strategic Income Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Strategic Income Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, the Strategic Income Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Strategic Income Fund retains the premium received. All call options written by the Strategic Income Fund must be “covered.” For a call to be “covered”: (a) the Strategic Income Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Strategic Income Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

B - 16

When the Strategic Income Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Strategic Income Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Strategic Income Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When the Strategic Income Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Strategic Income Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Strategic Income Fund writes a put option, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Strategic Income Fund retains the premium received. All put options written by the Strategic Income Fund must be “covered.” For a put to be “covered”, the Strategic Income Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The Strategic Income Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract into which it enters.

The Strategic Income Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

When the Strategic Income Fund purchases a put or call option on a futures contract, the Strategic Income Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Strategic Income Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Strategic Income Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

B - 17

Some futures and options strategies tend to hedge the Strategic Income Fund’s positions against price fluctuations, while other strategies tend to increase market exposure. The extent of the Strategic Income Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Strategic Income Fund may engage in related closing transactions with respect to options on futures contracts. The Strategic Income Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (“CFTC”). Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Recently, the CFTC has amended Section 4.5 in a way that may impact the Trust’s ability to rely on the exemption, and the Trust is evaluating the potential impact of the amendments.

When the Strategic Income Fund purchases or sells a futures contract, the Strategic Income Fund “covers” its position. To cover its position, the Strategic Income Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Strategic Income Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Strategic Income Fund may undertake and on the potential increase in the speculative character of the Strategic Income Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Strategic Income Fund arising from such investment activities.

The Strategic Income Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Strategic Income Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Strategic Income Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Strategic Income Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Strategic Income Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Strategic Income Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Strategic Income Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

B - 18

Although the Strategic Income Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Strategic Income Fund to substantial losses. If trading is not possible, or the Strategic Income Fund determines not to close a futures position in anticipation of adverse price movements, the Strategic Income Fund will be required to make daily cash payments of variation margin. The risk that the Strategic Income Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations on Options and Futures

Transactions in options by the Strategic Income Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Strategic Income Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Strategic Income Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the Strategic Income Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Foreign Securities

The Strategic Income Fund may invest in securities of foreign issuers. The Strategic Income Fund may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when the Strategic Income Fund invests in domestic securities. As an operating policy, the Strategic Income Fund may only purchase securities of foreign issuers and ADRs and ADSs up to a maximum of 15% of the value of its total net assets.

B - 19

The value of the Strategic Income Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Strategic Income Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Strategic Income Fund’s income without providing a tax credit for the Strategic Income Fund’s shareholders. Although the Strategic Income Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Non-Principal Strategies and Risks of the Strategic Income Fund

Illiquid Securities

The Strategic Income Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Strategic Income Fund could adversely affect their marketability, causing the Strategic Income Fund to sell securities at unfavorable prices. The Board of Trustees of the Trust has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Strategic Income Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Strategic Income Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

B - 20

Lending of Portfolio Securities

The Strategic Income Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Strategic Income Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Strategic Income Fund an amount equivalent to any dividends or interest paid on such securities, and the Strategic Income Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Strategic Income Fund or the borrower. The Strategic Income Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Strategic Income Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Strategic Income Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Purchase of Loans

The Strategic Income Fund can invest up to 15% of its assets in corporate loans including collateralized and uncollateralized fixed and floating rate adjustable loans. The Strategic Income Fund has no limits as to the maturity of the loans it invests or as to the market capitalization of the borrowers.  Fixed rate loans are subject to greater interest rate risk than variable rate loans as the interest rate on a fixed loan does not change as prevailing interest rates change. The Strategic Income Fund may invest in senior or subordinated loans. Some of these loans may have been made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other loans. The Strategic Income Fund may invest in loans of borrowers that are experiencing or are likely to experience financial difficulty or that have filed for bankruptcy, which may limit or impair the borrower’s ability to make principal and interest payments.

Borrowing

The Strategic Income Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 20% of the value of the Strategic Income Fund’s net assets at the time of borrowing. For example, the Strategic Income Fund may borrow money to facilitate management of the Strategic Income Fund’s portfolio by enabling the Strategic Income Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. The Strategic Income Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Strategic Income Fund’s total assets. As required by the 1940 Act, the Strategic Income Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Strategic Income Fund’s assets should fail to meet this 300% coverage test, the Strategic Income Fund will reduce the amount of the Strategic Income Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Saturdays, Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

B - 21

Money Market Instruments

The Strategic Income Fund may invest in cash and money market securities. The Strategic Income Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Strategic Income Fund invests may include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Strategic Income Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Under a repurchase agreement, the Strategic Income Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. the Strategic Income Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Strategic Income Fund. In the event of a default or bankruptcy by the seller, the Strategic Income Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Strategic Income Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Strategic Income Fund would suffer a loss. The Strategic Income Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Strategic Income Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Strategic Income Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investment policies.

The Strategic Income Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other expenses the Strategic Income Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Strategic Income Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Strategic Income Fund’s shareholders.

B - 22

Event-Driven Strategies

The Strategic Income Fund may seek to profit from the often significant market inefficiencies surrounding market events, such as acquisitions, mergers, tender offers, liquidations, restructurings, spin-offs, earnings announcements and bankruptcies. Event-driven trading involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven strategies involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate transactions are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and a precise evaluation of the terms and embedded option characteristics of these securities can provide a significant competitive advantage. Merger and exchange offers are generally priced so that the acquirer will pay a premium over the market price (at the time the offering is announced) of the target company’s securities if the transaction is consummated. The uncertainty of consummation as well as of its timing creates risks from which the Strategic Income Fund may attempt to profit by both an accurate assessment of the level of such uncertainty and managing the timing of the Strategic Income Fund’s investments in an effort to maximize overall returns on a present-value basis. Each of the Strategic Income Fund’s risk arbitrage transactions typically involves multiple trades, as overall exposure is adjusted in response to the changing risk profile of the investment. Restructuring transactions (including liquidations) may be proposed in which the Strategic Income Fund’s investment adviser identifies a price differential between post-restructuring values and current market prices. The Strategic Income Fund may take positions designed to profit from such differentials, discounted for the uncertainty of consummation. The Strategic Income Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies. In certain cases, these positions may be leveraged, either through outright borrowings or through leverage embedded in derivatives acquired by the Strategic Income Fund.

Distressed Securities

Distressed investment strategies involve investing in the securities and loans of companies that are in weak financial condition, are experiencing poor operating results, need substantial capital investment, perhaps have a negative net worth, are experiencing special competitive or products obsolescence problems, or are involved in bankruptcy or reorganization proceedings. These investments may be made in securities with a wide spectrum of risk and market sensitivity; for example, in fully secured bank debt of a company that is in a late-stage bankruptcy proceeding that the investment adviser believes involves low risk due to the value of the underlying assets or, conversely, in the equity of a highly leveraged company that may or may not declare bankruptcy. The securities of highly leveraged companies or companies that have fallen into distress are often mispriced. In an attempt to capture such mispricing, the Strategic Income Fund may take partially offsetting positions in the securities of the distressed issuer. For example, the Strategic Income Fund may take partially offsetting positions in the securities of the distressed issuer. This would involve the Strategic Income Fund purchasing a company’s senior debt securities, while selling short its subordinated debt and/or equity if the Strategic Income Fund’s investment adviser determines that the junior securities are significantly overvalued relative to the senior securities.

Rights and Warrants

The Strategic Income Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Strategic Income Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

B - 23

Reverse Repurchase Agreements

The Strategic Income Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and as such are subject to the investment limitations discussed in the section entitled “Borrowing.” Under a reverse repurchase agreement, the Strategic Income Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. When the Strategic Income Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Strategic Income Fund may decline below the price of the securities it is obligated to repurchase.

Inflation-Indexed Bonds

The Strategic Income Fund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Strategic Income Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

B - 24

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgage-Backed Securities and Other Asset-Backed Securities

The Strategic Income Fund may invest in mortgage-backed and other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

Government Agency Mortgage-Backed Securities. Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The Government Agency Mortgage-Backed Securities in which the Strategic Income Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed Securities.

Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As These securities may include collateralized mortgage obligations and, multiclass pass-through securities.

B - 25

The Strategic Income Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Strategic Income Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

B - 26

Stripped Mortgage-Backed Securities. The Strategic Income Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Strategic Income Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable-Rate Mortgage Loans. Certain mortgage loans underlying the Mortgage-Backed Securities in which the Strategic Income Fund may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are various types of indices which provide the basis for rate adjustments on ARMS. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Strategic Income Fund’s portfolio and therefore in the NAV of the Strategic Income Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

B - 27

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Strategic Income Fund to experience difficulty in valuing or liquidating such securities.

Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Strategic Income Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Strategic Income Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Strategic Income Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Trust’s Board of Trustees. In accordance with such guidelines, the Adviser will monitor the Strategic Income Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

PORTFOLIO TURNOVER

The Strategic Income Fund will engage in short-term trading, which will likely result in the Strategic Income Fund’s portfolio turnover exceeding 100% per year. This will produce higher transaction costs (such as brokerage commissions or markups or markdowns), which the Strategic Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Strategic Income Fund’s after-tax performance. During the most recent fiscal year, the Strategic Income Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Strategic Income Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Strategic Income Fund’s shareholders. The Strategic Income Fund’s Chief Compliance Officer (“CCO”) will report annually to the Board of Trustees with respect to compliance with the portfolio holdings disclosure procedures described herein.

B - 28

The officers of the Trust receive reports on a regular basis as to any purchases and redemptions of shares of the Strategic Income Fund and review these reports to determine if there is any unusual trading in shares of the Strategic Income Fund. The officers of the Trust will report to the Board of Trustees any such unusual trading in shares of the Strategic Income Fund.

There may be instances where the interests of the shareholders of the Strategic Income Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Strategic Income Fund. In such situations, the Board of Trustees will be afforded the opportunity to determine whether or not to allow such disclosure. The Strategic Income Fund does not receive any compensation for providing information about its portfolio holdings.

Fund Service Providers

The Strategic Income Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Strategic Income Fund’s portfolio holdings. As a result of the ongoing services that these service providers provide, they will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Board of Trustees has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of trust and confidence to the Strategic Income Fund because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Strategic Income Fund expects that the recipient will maintain its confidentiality. These third party service providers are the Adviser and the Strategic Income Fund’s administrator, independent registered public accountants and custodian.

Rating and Ranking Organizations

The Board of Trustees has determined that the Strategic Income Fund may provide its portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis.

Morningstar, Inc.

Lipper, Inc.

Thompson Reuters

Vickers

Bloomberg L.P.

Factset

The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Strategic Income Fund’s shareholders to provide them with non-public portfolio holdings information. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Strategic Income Fund or to trade against the Strategic Income Fund to the detriment of other shareholders of the Strategic Income Fund. However, the Strategic Income Fund will not provide this information until such information is at least 15 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. Also, as noted above, the officers of the Trust receive and review reports on a regular basis as to any purchases and redemptions of shares of the Strategic Income Fund to determine if there is any unusual trading in shares of the Strategic Income Fund. The Strategic Income Fund will not pay these organizations.

B - 29

Availability of Information

The Strategic Income Fund publishes its top ten positions at the end of each calendar quarter in its Quarterly Snapshot. This information is updated approximately 15 to 30 business days following the end of each quarter. It is available free of charge, and can be obtained by calling 1-877-568-7633.

B - 30

MANAGEMENT

Management Information

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Strategic Income Fund is the only fund in the “Fund Complex” as defined in the 1940 Act. The name, age (as of January 31, 2013), address, principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held (during past five years) by Trustee

Non-Interested Trustees

John Chrystal c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 54	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	Javelin Mortgage Investments, Inc. and The Bancorp, Inc.

Albert J. DiUlio, S.J. c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 68	Trustee	Since 2011	President Vatican Observatory. Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None

David S. Krause c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 58	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor at Marquette University.	1	None

B - 31

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held (during past five years) by Trustee

Harry E. Resis c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 67	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None

Interested Trustee

Margaret M. Baer c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 44	Trustee, Secretary and Treasurer(2)	Since 2011 as Trustee, as officer has served since 2003	Chief Administrative Officer of the Adviser 2002-2011. Chief Operating and Administrative Officer of the Adviser since 2011.	N/A	N/A

B - 32

Officers

Scott A. Roberts, c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 49	President	Served since 2011	President and Chief Executive Officer of the Adviser since 2008.	N/A	N/A

Matthew S. MacLean, JD c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 40	Chief Compliance Officer	Served since 2012	Chief Compliance Officer and General Counsel of Red Granite Advisors LLC, an investment advisor with an expertise in managing large cap growth portfolios, since 2006. (3) Chief Compliance Officer and General Counsel of the Adviser since 2012.	N/A	N/A

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)	Ms. Baer is an interested person of the Strategic Income Fund based upon her positions with the Adviser.

(3)	Red Granite Advisors LLC is an affiliated person of the Fund.

Qualification of Trustees

John Chrystal’s experience as a partner of an investment management firm, and his experience as a partner of a consulting firm advising financial institutions, has provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way. Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities. As a director, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights. David S. Krause’s experience co-founding small businesses and as a professor in a graduate management program has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable resource to the Board. Harry Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used in the Strategic Income Fund that will be useful to the Board in their analysis and oversight of the Fund. Margaret M. Baer’s experience as the Chief Administrative Officer of the Adviser, and the practical approach to problem solving she developed in this capacity, make her a valuable resource to the Board and its deliberations. Each of Messrs. Chrystal, DiUlio, Krause and Resis and Ms. Baer takes a conservative and thoughtful approach to addressing issues facing the Strategic Income Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Krause and Resis and Ms. Baer should serve as a trustee.

B - 33

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Strategic Income Fund, and is comprised solely of non-interested trustees. The Board has engaged the Adviser to manage the Strategic Income Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Strategic Income Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Given the fact there is only a small number of funds in the Trust, the Trust does not have a Chairman of the Board, nor does the Trust have a lead disinterested trustee. The President of the Trust is the presiding officer at all meetings of the Board and sets the agenda for the Board meetings, with input from the trustees and other officers of the Trust. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Strategic Income Fund, the arrangements for the conduct of the Strategic Income Fund’s operations, the number of trustees, and the responsibilities of the Board.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Strategic Income Fund and service providers, the Board performs a risk oversight function for the Strategic Income Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Strategic Income Fund; reviews and approves, as applicable, the compliance policies and procedures of the Strategic Income Fund; approves the Strategic Income Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Strategic Income Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Strategic Income Fund who oversees the implementation and testing of the Strategic Income Fund’s compliance program and reports to the Board regarding compliance matters for the Strategic Income Fund and its service providers.

The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Strategic Income Fund as it meets annually with the auditors of the Strategic Income Fund. The Board also meets quarterly with the Strategic Income Fund’s chief compliance officer.

Not all risks that may affect the Strategic Income Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Strategic Income Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Strategic Income Fund’s goals. As a result of the foregoing and other factors, the Strategic Income Fund’s ability to manage risk is subject to substantial limitations.

B - 34

Audit Committee

The Board has created an audit committee. If elected, it is expected that members will consist of Messrs. Chrystal, DiUlio, Krause and Resis each of whom is a non-interested trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Strategic Income Fund, to review the results of the audit, to review the Strategic Income Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Strategic Income Fund’s independent registered public accounting firm and financial records. The audit committee did not meet during the period (commencement of operations) January 31, 2012 through September 30, 2012, though it did meet in November 2012 to review the results of the audit of the period ended September 30, 2012.

The Board has no other committees.

Compensation

The Trust will pay each non-interested trustee an annual retainer of $8,000 and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings. The Trust may reimburse trustees for travel expenses incurred in order to attend meetings. The Trust does not provide pension or retirement benefits to its Trustees and officers. The compensation paid by the Trust to each non-interested trustee for the period (commencement of operations) January 31, 2012 through September 30, 2012 was as follows:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees

Non-Interested Trustees

John Chrystal	$8,000	$8,000

Albert J. DiUlio, S.J.	$8,000	$8,000

David S. Krause	$8,000	$8,000

Harry E. Resis	$0	$0

Interested Trustee

Margaret M. Baer	None	None

B - 35

Dollar Range of Trustee Share Ownership

The following table sets forth the dollar range of equity securities of the Strategic Income Fund beneficially owned by each Trustee as of December 31, 2012. This information will be provided by filing an amendment pursuant to Rule 485(b).

Name	Dollar Range of Equity Securities in the Strategic Income Fund

Non-Interested Trustees

John Chrystal	None

Albert J. DiUlio, S.J.	None

David S. Krause	None

Harry E. Resis	None

Interested Trustee

Margaret M. Baer	None

Proxy Voting Policy

Information on how the Strategic Income Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-877-568-7633 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

The Trust has delegated proxy voting decisions on securities held in the Strategic Income Fund’s portfolio to the Adviser. The Adviser has adopted a Statement of Proxy Voting Policies and Procedures (the “Proxy Voting Policies”) that sets forth its proxy voting policies and procedures. The Adviser’s proxy voting process is dynamic and subject to periodic review, and, in its discretion, the Adviser may revise the Proxy Voting Policies in response to its review. The primary objective of the Adviser is to vote proxies in the manner that it believes will do the most to maximize the value of the Strategic Income Fund’s investments. One of the primary factors the Adviser considers when determining the desirability of investing in a particular company is the quality and depth of the company’s management. Accordingly, a major factor that the Adviser considers in determining how proxies should be voted is the recommendation of management on any issue. As a matter of practice the Adviser will vote in accordance with the company’s management on most, but not all, votes. The Adviser considers each issue on its own merits and will not support the position of a company’s management in any situation where it determines that the ratification of management position would adversely affect the investment merits of owning the company’s shares. The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as the Adviser’s fiduciary duties under the federal and state law to act in the best interests of the Strategic Income Fund.

B - 36

If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Strategic Income Fund and its shareholders on the one hand and the interests of the Adviser, the Strategic Income Fund’s distributor or any affiliate of the Strategic Income Fund, the Adviser or the Strategic Income Fund’s distributor on the other hand, then the Adviser will take one or some of the following steps (in its sole discretion): (i) inform the Strategic Income Fund of the conflict and the Adviser’s voting decision; (ii) discuss the proxy vote with the Strategic Income Fund; (iii) fully disclose the material facts regarding the conflict and seek the Strategic Income Fund’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. Whenever the Adviser determines there is a potential for a material conflict of interest, the Adviser will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the Strategic Income Fund and not the product of any material conflict.

Code of Ethics

Both the Trust and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Strategic Income Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Strategic Income Fund or is being purchased or sold by the Strategic Income Fund.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Investor Class shares of the Strategic Income Fund as of January 2, 2013. No information is provided with regard to the Institutional Class shares because the Institutional Class shares are newly established and have not been offered prior to the date of the SAI.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class

State Street Bank & Trust Co. Trustee for Hallmark Cards, Inc. Master Trust 444 S Flower Street, 45th Floor Los Angeles, CA 90071	843,579	24.82%

Wells Fargo Bank, N.A. FBO Platte Valley Medical Center CO PO Box 1533 Minneapolis, MN 55480	375,417	11.05%

U.S. Bank, N.A. Custodian FBO Beaver Dam Community Hospital, Inc. PO Box 1787 Milwaukee, WI 53201	370,537	10.90%

B - 37

Name and Address of Beneficial Owner	Number of Shares	Percent of Class

Kahala Senior Living Community, Inc. 4389 Malia St. Honolulu, HI 96821	310,215	9.13%

Diversified Trading Strategies 1325 Elizabeth Ln. Glenview, IL 60025	293,402	8.63%

U.S. Bank, N.A. Custodian FBO Royal Oaks Life Care Community AZ PO Box 1787 Miwaukee, WI 53201	245,218	7.22%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105(1)	236,968	6.97%

Bank of New York Mellon Trust Company FBO Northwest Senior Housing Corp. 10161 Centurion Pkwy Jacksonville, FL 32256	220,910	6.50%

(1)	The Trust’s shares are sold through channels including broker-dealer intermediaries that may establish single, omnibus accounts with the Trust’s transfer agent. The beneficial owners of these shares, however, are the individual investors who maintain accounts within these broker-dealer intermediaries.

As of January 2, 2013, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding Investor Class shares of the Strategic Income Fund. No information is provided with regard to the Institutional Class shares because the Institutional Class shares are newly established and have not been offered prior to the date of the SAI.

The Adviser and the Administrator

The Adviser

The Adviser, Ziegler Lotsoff Capital Management, LLC, is the investment adviser to the Strategic Income Fund. The Adviser is a Wisconsin limited liability company and a registered investment adviser whose principal offices are located at 20 North Clark Street, Chicago, Illinois 60602. The name and principal occupation of the principal executive officers of the Adviser are listed below (the address of each is c/o Ziegler Lotsoff Capital Management, LLC, 20 North Clark Street, Chicago, Illinois 60602):

B - 38

Name and Office	Office

Scott Roberts President and Chief Executive Officer	President and Chief Executive Officer of the Adviser

Paula Horn Managing Director and Chief Investment Officer	Managing Director and Chief Investment Officer of the Adviser

Allison J. Brink Managing Director and Director of Marketing	Managing Director and Director of Marketing of the Adviser

Margaret M. Baer Managing Director and Chief Administrative & Operating Officer	Managing Director and Chief Administrative & Operating Officer of the Adviser

Matthew S. MacLean, JD Managing Director, Chief Compliance Officer, and General Counsel	Managing Director , Chief Compliance Officer, and General Counsel of the Adviser

Renée M. Ansbro, Chief Financial Officer	Chief Financial Officer of the Adviser

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.” None of the non-interested Trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Under the investment advisory agreement for the Strategic Income Fund (the “Advisory Agreement”), the Adviser, at its own expense and without reimbursement from the Strategic Income Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Strategic Income Fund and maintaining its organization, pays the salaries and fees of all officers and Trustees of the Trust (except the fees paid to non-interested Trustees) and bears all sales and promotional expenses of the Strategic Income Fund, other than distribution expenses paid by the Strategic Income Fund pursuant to the Strategic Income Fund’s Service and Distribution Plan, if any. For the foregoing, the Strategic Income Fund pay the Adviser a monthly fee based on the Strategic Income Fund’s average daily net assets at the annual rate of 0.65%.

The Strategic Income Fund pays all of its expenses not assumed by the Adviser, including, but not limited to, the professional costs of preparing and the cost of printing its registration statement required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission (“SEC”) and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Strategic Income Fund also pays salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Strategic Income Fund’s assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

B - 39

Pursuant to a fee waiver and reimbursement agreement, the investment adviser will reimburse the Strategic Income Fund for other expenses, excluding (a) taxes, (b) interest charges, (c) litigation and other extraordinary expenses, (d) acquired fund fees and expenses, (e) interest expense relating to short sales, (f) dividend expense, (g) borrowing costs, (h) extraordinary expenses and (e) brokers’ commissions and other charges relating to the purchase and sale of the Strategic Income Fund’s portfolio securities, in excess of 1.10% until at least January 31, 2014. After this time, the fee waiver and reimbursement agreement will renew annually unless terminated in writing sixty days in advance by either the investment adviser or the Board of Trustees of the Strategic Income Fund. In any of the following three fiscal years, the Strategic Income Fund’s investment adviser may recover waived fees, but in no event may the Strategic Income Fund’s expenses exceed the expense limitation above.

Reimbursement of expenses in excess of the applicable limitation will be made on a regular basis and will be paid to the Strategic Income Fund by reduction of the Adviser’s fee, subject to later adjustment during the remainder of the Strategic Income Fund’s fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Strategic Income Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations. The Strategic Income Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Strategic Income Fund exceed the expense limitation, the Strategic Income Fund creates a receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Strategic Income Fund’s fiscal year if accrued expenses thereafter fall below this limit.

The Advisory Agreement continues in effect for an initial term of two years, and thereafter continues as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Strategic Income Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Strategic Income Fund’s shareholders, on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

The Advisory Agreement provides that the Adviser shall not be liable to the Strategic Income Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Strategic Income Fund commenced operations on January 31, 2012. For the period January 31, 2012 through September 30, 2012, the Strategic Income Fund accrued advisory fees of $81,549, and, pursuant to the Fee Waiver and Reimbursement Agreement, the Adviser made $213,004 in reimbursements to the Strategic Income Fund.

B - 40

The Administrator, Fund Accountant and Transfer Agent

UMB Fund Services, Inc., a Wisconsin corporation (“UMBFS”), at 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as administrator, fund accountant and transfer agent to the Strategic Income Fund, subject to the overall supervision of the Trust’s Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement (the “Administration Agreement”), UMBFS provides certain administrative and fund accounting services to the Strategic Income Fund. UMBFS’ services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of the Strategic Income Fund’s books and records, maintaining all general ledger accounts and related subledgers; overseeing the Strategic Income Fund’s fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the SEC; preparing financial statements for the Strategic Income Fund’s annual and semi-annual reports to the SEC; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Strategic Income Fund’s income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Strategic Income Fund’s compliance with its policies and limitations relating to portfolio investments as set forth in the Prospectus and SAI for the Strategic Income Fund and the status of the Strategic Income Fund as a regulated investment company under Subchapter M of the Code, as amended; assisting in developing an agenda for each board meeting and, if requested by the Trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gain distributions; calculating daily NAVs for the Strategic Income Fund based on valuations provided by pricing services approved by the Board of Trustees; and generally assisting in the Trust’s administrative operations as mutually agreed by the Trust and UMBFS.

For its services as administrator and fund accountant, the Trust pays UMBFS a fee, computed daily and paid monthly, at an annual rate of ten one-hundredths of one percent on the first $250 million of average daily net assets and decreasing as assets reach certain levels, subject to a minimum annual fee of approximately $75,000, plus out-of-pocket expenses.

The Administration Agreement provides that UMBFS shall not be liable to the Strategic Income Fund or its shareholders for anything other than willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties. The Administration Agreement also provides that UMBFS may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services and administrative services, as the case may be, to others.

The Strategic Income Fund commenced operations on January 31, 2012. For the period January 31, 2012 through September 30, 2012, the Strategic Income Fund paid administration fees of $50,000 to UMBFS.

UMBFS also acts as the Strategic Income Fund’s transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Strategic Income Fund pays UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a base fee, per month of $1,500.

UMBFS is a subsidiary of UMB Financial Corporation, which is also the parent company of the Strategic Income Fund’s custodian.

B - 41

Custodian

UMB Bank, n.a., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Strategic Income Fund’s custodian (the “Custodian”). The Custodian is responsible for, among other things, safeguarding and controlling the Strategic Income Fund’s cash and securities. The Strategic Income Fund pays a monthly fee at the annual rate of 1.0 basis points on combined net assets up to $200 million and increasing as net assets reach certain asset levels and subject to a $750 per month minimum fee.

Distributor

UMB Distribution Services, LLC (the “Distributor”), 803 West Michigan Street, Milwaukee, Wisconsin 53233 acts as distributor for the Strategic Income Fund. The Distributor offers shares of the Strategic Income Fund on a continuous basis, reviews advertisements of the Strategic Income Fund and acts as liaison for the Strategic Income Fund’s broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Strategic Income Fund.

The Strategic Income Fund commenced operations on January 31, 2012. For the period January 31, 2012 through September 30, 2012, the distributor earned $6,098 as compensation from the Strategic Income Fund.

SERVICE PLAN

The Strategic Income Fund has adopted a service plan for its Institutional Class shares, pursuant to which it may pay fees of up to 0.15% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Strategic Income Fund. Payments under this plan are authorized by the officers of the Trust.

The service plan may be terminated by the Strategic Income Fund at any time upon a vote of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the plan, and will be terminated if its continuance is not approved at least annually by such directors.

The Board of Trustees reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Trust.

DISTRIBUTION PLAN

The Strategic Income Fund has adopted a Distribution Plan (the “12b-1 Plan”) for the Investor Class shares. The 12b-1 Plan was adopted in anticipation that the Strategic Income Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing the Investor Class’ expense ratio and providing the Adviser with greater flexibility in management. The 12b-1 Plan authorizes payments by the Strategic Income Fund in connection with the distribution of Investor Class shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the average daily net assets of the Investor Class. Amounts paid under the 12b-1 Plan by the Strategic Income Fund may be spent by the Strategic Income Fund on any activities or expenses primarily intended to result in the sale of shares of the Investor Class, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one which the Strategic Income Fund may finance without a plan pursuant to Rule 12b-1, the Strategic Income Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

B - 42

For the period January 31, 2012 (commencement of operations) through September 30, 2012, the following Rule 12b-1 payments were made under the Plan:

Strategic Income Fund

Advertising	$8,333

Printing and Mailing of Prospectuses to other than current shareholders	$3

Compensation to Underwriters	$5,101

Compensation to Broker-Dealers	$0

Other	$0

Total	$13,437

The 12b-1 Plan may be terminated by the Strategic Income Fund at any time by a vote of the Trustees of who are not interested persons of the Trust sand who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of the Strategic Income Fund. Messrs. Chrystal, DiUlio, Krause and Resis are currently the Rule 12b-1 Trustees. Any change in the 12b-1 Plan that would materially increase the distribution expenses of the Strategic Income Fund provided for in the 12b-1 Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of the Strategic Income Fund’s shareholders.

B - 43

Portfolio Managers

The sole investment adviser to the Strategic Income Fund is Ziegler Lotsoff Capital Management LLC. The portfolio managers to the Strategic Income Fund may have responsibility for the day-to-day management of accounts other than the Strategic Income Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of September 30, 2012 for the portfolio managers.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Paula Horn	1	0	384	0	0	0
	$167,695,582	$0	$2,272,272,880	$0	$0	$0

Michael Hilt	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

Michael Sanders	0	0	293	0	0	0
	$0	$0	$1,035,962,582	$0	$0	$0

Michael Hurley	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Strategic Income Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Strategic Income Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities (pursuant to these policies, if the Adviser is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from the Adviser’s Chief Compliance Officer and (b) inform the customer of the capacity in which the Adviser is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed).

B - 44

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2012. There are no differences between the method used to determine the portfolio manager’s compensation with respect to the Strategic Income Fund and other accounts.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Paula Horn	Salary (paid in cash)	Ziegler Lotsoff Capital Management, LLC	Ms. Horn’s salary is determined on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Strategic Income Fund or on the value of the assets held in the Strategic Income Fund’s portfolio.

	Bonus (paid in cash)	Ziegler Lotsoff Capital Management, LLC	Ms. Horn is Chief Investment Officer of Ziegler Lotsoff Capital Management, LLC and receives a bonus based on the profitability of Ziegler Lotsoff Capital Management LLC.

B - 45

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Michael Hilt	Salary (paid in cash)	Ziegler Lotsoff Capital Management, LLC	Mr. Hilt’s salary is determined on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Strategic Income Fund or on the value of the assets held in the Strategic Income Fund’s portfolio.

	Bonus (paid in cash)	Ziegler Lotsoff Capital Management, LLC	Mr. Hilt is a senior portfolio manager of Ziegler Lotsoff Capital Management, LLC and receives a bonus based on the profitability of Ziegler Lotsoff Capital Management LLC.

Michael Sanders	Salary (paid in cash)	Ziegler Lotsoff Capital Management, LLC	Mr. Sanders’ salary is determined on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Strategic Income Fund or on the value of the assets held in the Strategic Income Fund’s portfolio.

	Bonus (paid in cash)	Ziegler Lotsoff Capital Management, LLC	Mr. Sanders is a portfolio manager of Ziegler Lotsoff Capital Management, LLC and receives a bonus based on the profitability of Ziegler Lotsoff Capital Management LLC.

Michael Hurley	Salary (paid in cash)	Ziegler Lotsoff Capital Management, LLC	Mr. Hurley’s salary is determined on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Strategic Income Fund or on the value of the assets held in the Strategic Income Fund’s portfolio.

	Bonus (paid in cash)	Ziegler Lotsoff Capital Management, LLC	Mr. Hurley is an assistant portfolio manager of Ziegler Lotsoff Capital Management, LLC and receives a bonus based on the profitability of Ziegler Lotsoff Capital Management LLC.

B - 46

The following table sets forth the dollar range of equity securities of the Strategic Income Fund beneficially owned by each portfolio manager as of September 30, 2012:

Name	Dollar Range of Equity Securities in the Strategic Income Fund

Paula Horn	None

Michael Hilt	None

Michael Sanders	None

Michael Hurley	None

Portfolio Transactions and Brokerage

Generally

Under the Advisory Agreement, the Adviser is responsible for decisions to buy and sell securities for the Strategic Income Fund, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the general supervision and responsibility of the Trust’s Board of Trustees, as are all of the activities of the Adviser under the Advisory Agreement.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. Some of the portfolio transactions of the Strategic Income Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Strategic Income Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for the Strategic Income Fund at prices that include underwriting fees.

In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Strategic Income Fund on a continuing basis. Accordingly, the price to the Strategic Income Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement solely by reason of its having caused the Strategic Income Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Strategic Income Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Board of Trustees, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

B - 47

Brokerage Commissions

The Strategic Income Fund commenced operations on January 31, 2012. For the period January 31, 2012 through September 30, 2012, the Strategic Income Fund paid brokerage commissions of $10,015 on transactions having a total market value of $140,899,529. All of the brokers to whom commissions were paid provided research services to the Adviser.

The following information is provided with respect to the Strategic Income Fund’s “regular broker-dealers.” The term “regular broker-dealers” means generally, as of September 30, 2012, any of the ten brokers or dealers who, for the fiscal period January 31, 2012 (commencement of operations) through September 30, 2012, (1) received the greatest dollar amount of brokerage commissions from the Funds, (2) engaged as principal in the largest dollar amount of portfolio transactions for the Funds, or (3) sold the largest dollar amount of securities of the Funds.

The chart below identifies the Strategic Income Fund’s “regular broker-dealers” the securities of which were purchased by the Strategic Income Fund during the period January 31, 2012 (commencement of operations) through September 30, 2012 and the value of the Strategic Income Fund’s holdings of such securities as of September 30, 2012. Where a value is listed as zero, the Strategic Income Fund no longer held any securities of the indicated broker-dealer as of September 30, 2012.

Regular Brokers	Strategic Income Fund
Bank of New York Mellon Corp., 5.20%, 9/20/2017 (preferred stock)	$497,000
JP Morgan Chase & Co., 5.50%, 9/1/2017 (preferred stock)	$373,500

NET ASSET VALUE

The NAV of the Strategic Income Fund will be determined as of the close of regular trading (normally, 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The Strategic Income Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the NAV of the Strategic Income Fund’s shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Unlisted securities held by the Strategic Income Fund are valued at the average of the quoted bid and asked prices in the OTC market.

B - 48

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that the Strategic Income Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Strategic Income Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Strategic Income Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Strategic Income Fund determines its NAV per share.

The Strategic Income Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Strategic Income Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the NYSE. For purposes of computing NAV, the Strategic Income Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events would not be reflected in the computation of the Strategic Income Fund’s NAV. It is currently the policy of the Strategic Income Fund that events affecting the valuation of the Strategic Income Fund’s securities between such times and the close of the NYSE, if material, may be reflected in such NAV.

Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Strategic Income Fund’s NAV is not calculated. When determining NAV, the Strategic Income Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Strategic Income Fund that events affecting the valuation of the Strategic Income Fund’s securities occurring between the time its NAV is determined and the close of the NYSE, if material, may be reflected in such NAV.

The Strategic Income Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Strategic Income Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Strategic Income Fund not reasonably practicable.

B - 49

ABANDONED PROPERTY

It is important that the Strategic Income Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Strategic Income Fund. Upon receiving returned mail, the Strategic Income Fund will attempt to locate the investor or rightful owner of the account. If the Strategic Income Fund is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. The Strategic Income Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

TAXES

Set forth below is a summary of certain United States federal income tax considerations applicable to the Strategic Income Fund and the purchase, ownership and disposition of shares. This discussion does not purport to be a complete description of the income tax considerations that may be applicable to an investment in the Strategic Income Fund. For example, this summary does not discuss certain tax considerations that may be relevant to non U.S. holders or holders who are subject to special rules under the Internal Revenue Code (the “Code”), including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts. In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state, or local taxes.

Taxation of the Fund

The Strategic Income Fund has elected to be treated, has qualified, and intends to qualify annually as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Strategic Income Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and the diversification of its assets. If the Strategic Income Fund so qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain), it will not be subject to U.S. federal income tax on its investment company taxable income (including net short-term capital gain, if any), realized during any fiscal year, or on its net capital gain realized during any fiscal year, to the extent that it distributes such income and gain to the Strategic Income Fund’s shareholders. If the Strategic Income Fund failed to qualify as a regulated investment company under Subchapter M in any fiscal year, it would be treated as a corporation for federal income tax purposes and, as such, Strategic Income Fund (but not its shareholders) would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations, whether or not the Strategic Income Fund distributed such income or gains. In addition, distributions to the Strategic Income Fund’s shareholders, whether from the Strategic Income Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Strategic Income Fund.

B - 50

As a regulated investment company, the Strategic Income Fund is generally not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. The Strategic Income Fund may, however, carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations. If the net capital losses were incurred in a taxable year beginning on or before December 22, 2010 (“pre-2011 capital losses”), such capital losses may be carried forward eight taxable years and in the year to which they are carried forward, such losses are treated as short-term capital losses that offset short-term capital gains and then offset long-term capital gains. Net capital losses incurred in taxable years beginning after December 22, 2010 (post-2010 capital losses) may be carried forward for an unlimited period but will be required to be utilized prior to pre-2011 capital losses, which carry an expiration date. As a result of this ordering rule, pre-2011 capital loss carryforwards could expire unused if capital gains in excess of post-2010 capital losses are insufficient to absorb the pre-2011 capital losses prior to their expiration. Additionally, post-2010 capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as required for pre-2011 capital losses.

The Strategic Income Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. The Strategic Income Fund intends to distribute substantially all of its investment company taxable income and net capital gains each fiscal year.

The Code imposes a 4% nondeductible excise tax on the Strategic Income Fund to the extent the Strategic Income Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Strategic Income Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Strategic Income Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Strategic Income Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Taxation of Shareholders

Dividends from the Strategic Income Fund’s net investment income, including short-term capital gains, are generally taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of net capital gains are taxable to shareholders as long-term capital gains regardless of the shareholder’s holding period for the shares. Dividends and distributions are taxable to shareholders whether received in cash or in additional shares. In the case of corporate shareholders, a portion of the dividends from the Strategic Income Fund’s net investment income may qualify for the 70% dividends-received deduction.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Strategic Income Fund will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution. Even if the NAV of the shares of the Strategic Income Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder so that the dividend or distribution is the economic equivalent of a return of capital to the shareholder, the dividend or distribution will be taxable to the shareholder.

B - 51

Redemptions of shares will generally result in capital gain or loss for income tax purposes for shareholders who hold such shares for investment. Such capital gain or loss will be long term or short term, depending on the shareholder’s holding period for the redeemed shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Strategic Income Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Strategic Income Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Strategic Income Fund of such C corporation status or the Strategic Income Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds Strategic Income Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Strategic Income Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS approved alternative methods. A shareholder should contact the Strategic Income Fund to make, revoke or change the shareholder’s election. If a shareholder does not affirmatively elect a cost basis method, the Strategic Income Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Strategic Income Fund shares purchased prior to January 1, 2012 and subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect. In addition, because the Strategic Income Fund is not required to, and in many cases do not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Strategic Income Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

Federal law requires the Strategic Income Fund to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

Strategic Income Fund shareholders may be subject to state, local and foreign taxes on their distributions from the Strategic Income Fund.

B - 52

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

GENERAL INFORMATION

Shareholder Meetings and Election of Trustees

As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of the Strategic Income Fund; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

Shares of Beneficial Interest

The Trust will issue new shares of the Strategic Income Fund at the Strategic Income Fund’s most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of shares of the Strategic Income Fund under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Strategic Income Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

The Strategic Income Fund offers two classes of shares, Investor Class shares and Institutional Class shares. The Investor Class shares and Institutional Class shares represent an interest in the same assets of the Strategic Income Fund, have the same rights and are identical in all material respects except that (1) Investor Class shares bear distribution (12b-1) fees and Institutional Class shares are not subject to such fees (Institutional Class shares are subject to service fees); (2) Institutional Class shares have a higher minimum initial investment amount; (3) Institutional Class shares are subject to a threshold, below which such shares may be automatically converted into Investor Class shares; (4) Institutional Class shares are available only to shareholders who invest directly in the Strategic Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Strategic Income Fund or the Adviser; and (5) that the Board of Trustees may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Strategic Income Fund.

B - 53

Additional Series

The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SECURITIES RATINGS

Set forth below is a description of ratings used by two major nationally recognized statistical ratings organizations (“NRSROs”), Standard & Poor’s Corporation (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”). NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. NRSROs may change, suspend or withdraw their ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Investors Service, Inc Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

–	Leading market positions in well-established industries.

–	High rates of return on funds employed.

B - 54

–	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

–	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

–	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Corporate Long-Term Debt Ratings

Standard & Poor’s Debt Ratings. A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

–	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

–	Nature of and provisions of the obligation; and

–	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

B - 55

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

“AAA” This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

“AA” Debt rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

“A” An issued rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

“BBB” An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

Speculative Grade

Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-”rating.

“B” - Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-”rating.

“CCC” - Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

B - 56

“CI” - The rating “CI” is reserved for income bonds on which no interest is being paid.

“D” - Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

“Aaa” Bonds which are rated “Aaa” are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” Bonds which are “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” Bonds which are rated “Baa” are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

B - 57

“C” Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD LLP has been appointed by the Board of Trustees to serve as the Trust’s independent registered public accounting firm.

B - 58